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                                                                   Exhibit 10.29





                      O'SULLIVAN INDUSTRIES HOLDINGS, INC.

                         SAVINGS AND PROFIT SHARING PLAN

                  (AMENDED AND RESTATED EFFECTIVE JULY 1, 1997)


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                                TABLE OF CONTENTS

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ARTICLE I INTRODUCTION.......................................................................1


ARTICLE II DEFINITIONS.......................................................................2

   2.01   ACCOUNTS...........................................................................2

   2.02   ADMINISTRATIVE COMMITTEE...........................................................2

   2.03   AFFILIATE..........................................................................2

   2.04   ANNUAL COMPENSATION................................................................2

   2.05   BENEFICIARY........................................................................2

   2.06   DISTRIBUTION DATE..................................................................3

   2.07   CODE...............................................................................3

   2.08   DISABILITY, OR PERMANENT AND TOTAL DISABILITY......................................3

   2.09   EFFECTIVE DATE.....................................................................3

   2.10   EMPLOYEE...........................................................................3

   2.11   EMPLOYEE PRE-TAX...................................................................3

   2.12   EMPLOYEE PRE-TAX CONTRIBUTIONS ACCOUNT.............................................3

   2.13   EMPLOYER...........................................................................4

   2.14   EMPLOYER DISCRETIONARY MATCHING CONTRIBUTIONS......................................4

   2.15   EMPLOYER MATCHING CONTRIBUTIONS....................................................4

   2.16   EMPLOYER MATCHING CONTRIBUTIONS ACCOUNT............................................4

   2.17   EMPLOYER PROFIT SHARING CONTRIBUTIONS..............................................4

   2.18   EMPLOYER PROFIT SHARING CONTRIBUTIONS ACCOUNT......................................4

   2.19   ENTRY DATE.........................................................................4

   2.20   HIGHLY COMPENSATED EMPLOYEE........................................................4

   2.21   HOUR OF SERVICE....................................................................5

   2.22   INVESTMENT FUND....................................................................6

   2.23   LEASED EMPLOYEE....................................................................6

   2.24   NON-HIGHLY COMPENSATED EMPLOYEE....................................................6

   2.25   ONE-YEAR BREAK IN SERVICE..........................................................6

   2.26   PARTICIPANT........................................................................7

   2.27   PLAN...............................................................................7
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   2.28   PLAN YEAR..........................................................................7

   2.29   RETIREMENT DATE....................................................................7

   2.30   ROLLOVER CONTRIBUTIONS.............................................................7

   2.31   ROLLOVER ACCOUNT...................................................................7

   2.32   SAFE HARBOR MATCHING CONTRIBUTIONS.................................................8

   2.33   SIX MONTHS OF ELIGIBILITY..........................................................8

   2.34   SPONSORING EMPLOYER................................................................8

   2.35   STOCK..............................................................................8

   2.36   TRUST..............................................................................8

   2.37   VALUATION DATE.....................................................................8

   2.38   YEAR OF ELIGIBILITY SERVICE........................................................8

   2.39   YEAR OF VESTING SERVICE............................................................8


ARTICLE III  ELIGIBILITY....................................................................10

   3.01   ELIGIBILITY TO PARTICIPATE........................................................10

   3.02   PARTICIPATION UPON REEMPLOYMENT...................................................10

   3.03   ENROLLMENT........................................................................10

   3.04   TRANSFERS OF EMPLOYMENT OR CHANGES IN EMPLOYMENT..................................10


ARTICLE IV  CONTRIBUTIONS...................................................................12

   4.01   EMPLOYEE PRE-TAX CONTRIBUTIONS....................................................12

   4.02   CHANGE OF ELECTION................................................................13

   4.03   SUSPENSION AND RECOMMENCEMENT OF CONTRIBUTIONS....................................13

   4.04   CATCH UP CONTRIBUTIONS............................................................13

   4.05   EMPLOYER MATCHING CONTRIBUTIONS...................................................13

   4.06   EMPLOYER DISCRETIONARY MATCHING CONTRIBUTIONS.....................................13

   4.07   SAFE HARBOR MATCHING CONTRIBUTIONS................................................14

   4.08   EMPLOYER PROFIT SHARING CONTRIBUTIONS.............................................15

   4.09   LIMIT ON EMPLOYER CONTRIBUTIONS...................................................15

   4.10   NONDISCRIMINATION TESTING.........................................................15

   4.11   USE OF FORFEITURES................................................................20

   4.12   TIME FOR PAYMENT OF CONTRIBUTION..................................................21

   4.13   TRUST FUND........................................................................21

   4.14   ROLLOVER CONTRIBUTIONS............................................................21



                                      -ii-
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ARTICLE V PARTICIPANTS' ACCOUNTS............................................................23

   5.01   PARTICIPANTS' ACCOUNTS............................................................23

   5.02   COMMINGLING OF ACCOUNTS...........................................................23

   5.03   ALLOCATION OF EMPLOYER MATCHING CONTRIBUTIONS.....................................23

   5.04   ALLOCATION OF EMPLOYER PROFIT SHARING CONTRIBUTIONS...............................23


ARTICLE VI HARDSHIP WITHDRAWALS AND PARTICIPANT LOANS.......................................24

   6.01   HARDSHIP WITHDRAWALS..............................................................24

   6.02   PARTICIPANT LOANS.................................................................25


ARTICLE VII INVESTMENTS.....................................................................28

   7.01   INVESTMENT DIRECTION..............................................................28

   7.02   INVESTMENT FUNDS..................................................................28

   7.03   LIMITATION ON INVESTMENT IN STOCK.................................................28

   7.04   LIMITATIONS ON OFFICER TRANSACTIONS...............................................29


ARTICLE VIII VALUATION OF TRUST AND ADJUSTMENT OF ACCOUNTS..................................30

   8.01   TIME OF VALUATION.................................................................30

   8.02   VALUATION ADJUSTMENT..............................................................30

   8.03   METHOD OF VALUATION...............................................................30

   8.04   TRUSTEE'S AND ADMINISTRATIVE COMMITTEE'S DETERMINATIONS BINDING...................30


ARTICLE IX TERMINATION OF PARTICIPATION--AMOUNT OF BENEFITS.................................31

   9.01   GENERAL...........................................................................31

   9.02   MAXIMUM BENEFIT AMOUNT............................................................31

   9.03   BENEFITS AT RETIREMENT, DEATH OR DISABILITY.......................................31

   9.04   BENEFIT AT OTHER TERMINATION; VESTING.............................................31

   9.05   REPAYMENT UPON REENTRY INTO PLAN..................................................32


ARTICLE X PAYMENT OF BENEFITS...............................................................33

   10.01  IN GENERAL........................................................................33

   10.02  PAYMENTS TO MINORS AND INCOMPETENTS...............................................33

   10.03  MANNER AND TIME OF PAYMENT........................................................33

   10.04  NO RIGHT TO COMPEL................................................................35

   10.05  TIME FOR PAYMENT IF BENEFITS NOT DETERMINABLE OR PAYMENT NOT PRACTICABLE..........35



                                     -iii-
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   10.06  DIRECT ROLLOVER...................................................................35


ARTICLE XI TOP-HEAVY PROVISIONS.............................................................37

   11.01  APPLICATION.......................................................................37

   11.02  TOP HEAVY RATIOS..................................................................37

   11.03  SPECIAL MINIMUM BENEFIT...........................................................38

   11.04  KEY EMPLOYEE DEFINED..............................................................39

   11.05  AGGREGATION GROUP OF PLANS........................................................39

   11.06  SUBSEQUENT AMENDMENT..............................................................40

   11.07  TOP HEAVY VESTING SCHEDULE........................................................40


ARTICLE XII LIMITATIONS ON BENEFITS AND CONTRIBUTIONS.......................................41

   12.01  IN GENERAL........................................................................41

   12.02  MAXIMUM ANNUAL ADDITIONS..........................................................41

   12.03  CORRECTIVE ADJUSTMENTS............................................................42


ARTICLE XIII INALIENABILITY OF BENEFITS -- DESIGNATION OF BENEFICIARY.......................43

   13.01  INALIENABILITY....................................................................43

   13.02  DESIGNATION OF BENEFICIARY........................................................43

   13.03  QUALIFIED DOMESTIC RELATIONS ORDER................................................43


ARTICLE XIV ADMINISTRATION AND FIDUCIARY RESPONSIBILITY.....................................44

   14.01  COMMITTEE MEMBERS.................................................................44

   14.02  ADMINISTRATIVE RESPONSIBILITY.....................................................44

   14.03  FEES AND EXPENSES.................................................................44

   14.04  RECORDS AND REPORTS...............................................................44

   14.05  ADDITIONAL POWERS AND DUTIES OF THE ADMINISTRATIVE COMMITTEE......................44

   14.06  DELEGATION OF RESPONSIBILITIES....................................................45

   14.07  RULES AND REGULATIONS.............................................................45

   14.08  ORGANIZATION AND OPERATION........................................................45

   14.09  AUTHORIZATION OF BENEFIT DISTRIBUTIONS............................................46

   14.10  APPLICATION AND FORMS FOR BENEFITS................................................46

   14.11  INDEMNIFICATION...................................................................46

   14.12  ALLOCATION OF RESPONSIBILITY AMONG FIDUCIARIES....................................46

   14.13  GENERAL FIDUCIARY LIABILITY.......................................................47
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   14.14  LIABILITY INSURANCE...............................................................47

   14.15  BONDING...........................................................................47

   14.16  NAMED FIDUCIARIES.................................................................47


ARTICLE XV AMENDMENT OF THE PLAN............................................................48

   15.01  IN GENERAL........................................................................48

   15.02  MERGER............................................................................48

   15.03  LIMITATION ON DISTRIBUTIONS.......................................................48


ARTICLE XVI CLAIMS PROCEDURES...............................................................49

   16.01  CLAIMS FOR BENEFITS...............................................................49

   16.02  APPEALS OF DENIED CLAIMS..........................................................49

   16.03  LIMITATIONS PERIOD................................................................51


ARTICLE XVII DISCONTINUANCE OF CONTRIBUTIONS -- TERMINATION OF PLAN.........................52

   17.01  INTENTION TO CONTINUE.............................................................52

   17.02  TERMINATION.......................................................................52

   17.03  NO FURTHER CONTRIBUTIONS..........................................................52

   17.04  ALLOCATIONS.......................................................................52

   17.05  DISTRIBUTION......................................................................52


ARTICLE XVIII THE TRUST FUND AND THE TRUSTEE................................................53


ARTICLE XIX QUALIFICATION...................................................................54

   19.01  QUALIFICATION.....................................................................54

   19.02  MISTAKE OF FACT OR DISALLOWED DEDUCTION...........................................54


ARTICLE XX MISCELLANEOUS....................................................................55

   20.01  NO GUARANTEE OF EMPLOYMENT........................................................55

   20.02  BENEFITS SOLELY FROM TRUST FUND...................................................55

   20.03  HEADINGS..........................................................................55

   20.04  NON-GENDER CLAUSE.................................................................55

   20.05  LOCATION OF PLAN DOCUMENTS........................................................55

   20.06  USERRA............................................................................55


ARTICLE XXI STOCK PROVISIONS................................................................56

   21.01  INVESTMENT IN EMPLOYER SECURITIES.................................................56
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   21.02  DISTRIBUTION OF STOCK.............................................................56

   21.03  VOTING AND TENDERING STOCK........................................................56

   21.04  STOCK CONTRIBUTIONS...............................................................57

                                   ARTICLE I
                                  INTRODUCTION

        O'Sullivan Industries Holdings, Inc. (the "Sponsoring Employer"), a corporation organized under the laws of the State of Delaware, adopted the O'Sullivan Industries Holdings, Inc. Savings and Profit Sharing Plan (the "Original Plan") effective as of July 1, 1995, for the purpose of encouraging employees to adopt a regular savings program and to thereby provide additional security for their retirement. The Original Plan was thereafter amended on five subsequent occasions.

        The Sponsoring Employer now desires to amend and restate the Original Plan in its entirety generally effective as of July 1, 1997, in order to comply with applicable changes in the law including the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the Internal Revenue Service Restructuring and Reform Act of 1998, the Community Renewal and Tax Relief Act of 2000, and the Economic Growth and Tax Relief Reconciliation Act of 2001. Further, effective as of January 1, 2003, this Plan restatement is intended to satisfy "safe harbor" nondiscrimination requirements set forth in Section 401(k)(12) of the Internal Revenue Code.

        It is intended that the Plan be a discretionary profit sharing plan and that it be approved and qualified by the Internal Revenue Service as satisfying the pertinent requirements of the Internal Revenue Code, including Code Sections 401(a), 401(k), and 401(m). It is intended that the Employer may deduct for federal income tax purposes its contributions to the Trust Fund, that contributions so made and the income of the Trust Fund will not be taxable to the participants as income until received, and that the income of the Trust Fund shall be exempt from federal income tax. The Plan and Trust are designed to permit the investment of up to 100% of the assets of the Plan in "qualifying employer securities" within the meaning of Section 407(d)(5) of the Employee Retirement Income Security Act of 1974, as amended.

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                                   ARTICLE II
                                   DEFINITIONS

        As used in this Plan, the following terms have the meaning hereinafter set forth, unless a different meaning is plainly required by the context:

        2.01 "Accounts." means a Participant's Employee Pre-Tax Contributions Account, Employer Matching Contributions Account, Employer Profit Sharing Contributions Account, Rollover Account and any other separate account or sub-account established by the Committee for purpose of administering the Plan. "Account" shall be a reference to any of the foregoing accounts.

        2.02 "Administrative Committee" or merely "Committee" or "Administrator" means the Administrative Committee as provided in Article XIV hereof which shall be the "Plan Administrator" and the agent for service of legal process under the Plan.

        2.03 "Affiliate" means any entity that is affiliated with the Sponsoring Employer within the meaning of Code Section 414(b), (c) or (m).

        2.04 "Annual Compensation" or simply "Compensation" means, with respect to any Employee hereunder, such Employee's wages within the meaning of section 3401(a) of the Code and all other payments of compensation to an Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under sections 6041(d), 6051(a)(3), and 6052 of the Code (i.e., W-2 wages) determined without regard to any rules under section 3401(a) of the Code that limit the remuneration included in wages based on the nature or location of the employment or the services performed, except as modified herein. The term "Compensation" shall also include all elective contributions that are made by the Employer on behalf of the Employee that are not includible in gross income under sections 125, 402(g)(3), 403(b), 457 and for Plan Years beginning on or after January 1, 2001, section 132(f)(4) of the Code. The term "Compensation" shall exclude all reimbursements or other expense allowances, cash and noncash fringe benefits (including, but not limited to, matching contributions credited for the Participant under the O'Sullivan Industries Holdings, Inc. Stock Purchase Program), moving expenses, deferred compensation, welfare benefits, amounts realized from the exercise of a nonqualified stock option or when restricted stock or property held by an Employee becomes freely transferable or is no longer subject to a substantial risk of forfeiture, and amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option. "Compensation" shall also take into account the amounts referenced in this definition which are paid by the Employer to an Employee through another person under the common paymaster provisions of Code Sections 3121(s) and 3306(p). Notwithstanding the foregoing, in no event shall the Compensation of an Employee exceed the applicable dollar limitation, as adjusted, set forth in Code
Section 401(a)(17) ($200,000 for Plan Years commencing on and after July 1,
2002).

        2.05 "Beneficiary" shall mean the surviving spouse of a deceased Participant; provided that, in the event that either (a) the deceased Participant is not survived by a spouse, or (b) the surviving spouse has consented, in writing witnessed by a notary public, to the designation of

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another Beneficiary, then the person or persons (including a trust or other entity) designated by the Participant, or if none, the Participant's estate.

        2.06 "Distribution Date" means the first day of the first period for which a benefit is payable in any form under this Plan.

        2.07 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        2.08 "Disability," or "Permanent and Total Disability," means a Participant's physical or mental condition which qualifies such Participant for disability benefits under the O'Sullivan Industries Holdings, Inc. Long Term Disability Plan; or if no such long term disability plan is maintained, then a Participant's inability to engage in any substantial gainful activity because of a physical or mental condition which permanently and totally prevents the Participant from engaging in any occupation or employment for remuneration or profit, except for the purpose of rehabilitation not incompatible with a finding of permanent and total disability.

        2.09 "Effective Date" means July 1, 1995, the original effective date of the Plan.

        2.10 "Employee" means any common law employee employed by the Employer, excluding (a) any Leased Employee; (b) any employee who is included in a unit covered by a collective bargaining agreement, unless the Employer and the collective bargaining unit have agreed to coverage hereunder; (c) any "contract employee," which is defined as any individual who is employed by any person or entity other than the Employer to provide services for the employer; (d) any "independent contractor" who receives an Internal Revenue Service Form 1099 (and not Form W-2) from the Employer for services performed; and (e) any nonresident alien (within the meaning of Code Section 7701(b)(1)(B)) who receives no earned income (within the meaning of Code Section 911(d)(2)) from the Employer that constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)). Notwithstanding the foregoing, the Plan shall recognize all periods of service performed by an individual employed by the Employer or an Affiliate for purposes of eligibility and vesting hereunder, irrespective of the fact that such individual is excluded from participating in the Plan by virtue of being employed in an ineligible employment classification. The Employer's employment classification of a person shall be binding and conclusive for all purposes of the Plan and shall remain in effect regardless of any contrary classification or reclassification of such person by any other person or entity, including without limitation the Internal Revenue Service, the Department of Labor or a court of competent jurisdiction.

        2.11 "Employee Pre-Tax Contributions" mean the salary deferral contributions made on behalf of a Participant pursuant to Section 4.01.

        2.12 "Employee Pre-Tax Contributions Account" means the Account established for a Participant to which shall be credited (a) his Employee Pre-Tax Contribution and (b) the Account's respective share of any net investment gains determined in accordance with Article VIII. From said Account, its respective share of any net investment losses and expenses determined in accordance with Article VIII, and any benefit payments or withdrawals since the last Valuation Date shall be deducted. The value of the Participant's Employee Pre-Tax Contributions Account shall be fully vested and nonforfeitable at all times.

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        2.13 "Employer" means the Sponsoring Employer and such other Affiliates which have, with the consent of the Sponsoring Employer, adopted this Plan with respect to their employees.

        2.14 "Employer Discretionary Matching Contributions" means the Employer Discretionary Matching Contributions made pursuant to Section 4.05.

        2.15 "Employer Matching Contributions" means the Employer Matching Contributions made pursuant to Section 4.04.

        2.16 "Employer Matching Contributions Account" means the Account established for a Participant to which shall be credited (a) Employer Matching Contributions, Employer Discretionary Matching Contributions and Safe Harbor Matching Contributions and (b) the Account's proportionate share of any net investment gains determined in accordance with Article VIII. From said Account, its proportionate share of any net investment losses and expenses determined in accordance with Article VIII, and any benefit payments or withdrawals since the last Valuation Date shall be deducted. The value of the Participant's Employer Matching Contributions Account shall be fully vested and nonforfeitable at all times.

        2.17 "Employer Profit Sharing Contributions" means the Employer Profit Sharing Contributions made pursuant to Section 4.06.

        2.18 "Employer Profit Sharing Contributions Account" means the Account established for a Participant to which shall be credited (a) Employer Profit Sharing Contributions and (b) the Account's proportionate share of any net investment gains determined in accordance with Article VIII. From said Account, its proportionate share of any net investment losses and expenses determined in accordance with Article VIII, and any benefit payments or withdrawals since the last Valuation Date shall be deducted. The Participant shall be vested in his Employer Profit Sharing Contributions Account in accordance with the schedule set forth in Article IX.

        2.19 "Entry Date" means the first day of any calendar month.

        2.20 "Highly Compensated Participant" means any individual employed by the Employer who, during the preceding Plan Year:

               (a) Was at any time a five percent (5%) owner (as defined in Code Section 416(i)(1) of the Sponsoring Employer or any of its Affiliates; or

               (b) Received compensation (within the meaning of Code Section 415(c)(3), except that such amount shall be determined without regard to Code Sections 125, 402(e)(3) and 402(h)(1)(B), which for purposes of this Section 2.20 shall be referred to as "HCE Compensation"), from the Sponsoring Employer and/or any of its Affiliates in excess of $80,000 or such other amount established by adjustments made pursuant to Code
        Section 414(q)(1).

        For purposes of the foregoing definition, "individual employed by the Employer" shall include any individual formerly employed by the Employer who was a Highly Compensated

Participant when he separated from service, or who was a Highly Compensated Participant at any time after attaining age 55.

        The Administrative Committee shall make the determination of who is a Highly Compensated Participant consistent with Code Section 414(q) and regulations issued under that Code Section. The Employer may make a calendar year election to determine the Highly Compensated Participants for the Plan Year, as prescribed by the Treasury Regulations. A calendar year election must apply to all plans and arrangements of the Employer.

        2.21 "Hour of Service" means and includes:

               (a) Each hour for which an individual employed by the Employer is paid, or entitled to payment, for the performance of duties for the Employer or Affiliate;

               (b) Each hour for which an individual employed by the Employer is directly or indirectly (as, for example, through an insurer to which the Employer or Affiliate pays premiums) paid, or entitled to payment, by the Employer or Affiliate on account of a period of time during which no duties are performed due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence; and

               (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer or Affiliate. The same Hours of Service shall not be credited both under this subparagraph (c) and under either of subparagraph (a) or subparagraph
        (b) above.

        Notwithstanding the foregoing, crediting of Hours of Service pursuant to the provisions of subparagraphs (b) and (c) above shall be subject to the following limitations:

               (i) no more than 501 Hours of Service shall be credited to an individual employed by the Employer on account of any single continuous period during which such individual performs no duties.

               (ii) no Hours of Service shall be credited to an individual employed by the Employer with respect to hours for which such individual is paid or entitled to payment if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, or unemployment compensation or disability insurance laws; and

               (iii) no Hours of Service shall be credited for a payment to an individual employed by the Employer which solely reimburses such individual for medical or medically related expenses incurred by the Employee.

        Hours of Service for the performance of duties shall be credited to an individual employed by the Employer for the computation period in which the duties were performed; Hours of Service for reasons other than the performance of duties shall be credited to such individual for the computation period or periods for which payment is made; Hours of Service resulting from a back pay award or agreement shall be credited to such individual for the computation period or periods to which the award or agreement pertains.

        In the case of payments made or due an individual employed by the Employer pursuant to subparagraph (a), the Administrative Committee shall credit an individual employed by the Employer with Hours of Service based on the "actual" Hours of Service performed by such individual as determined from records of hours worked and hours for which the Employer makes payment or for which payment is due from the Employer, or if no such records of hours worked is maintained, the Administrative Committee shall credit such individual with Hours of Service with 45 Hours of Service being credited if such individual would receive credit for one Hour of Service under the "actual" method during the week. In the case of payments made or due an individual employed by the Employer pursuant to subparagraph (b) or subparagraph (c) with respect to periods described in subparagraph (b) during which no duties were performed, if such payments are calculated on the basis of "units of time" (such as hours, days, weeks or months), the number of Hours of Service to be credited to such individual shall be the number of regularly scheduled working hours included in such units of time, or if the individual has no regularly scheduled working hours, the number of Hours of Service to be credited shall be based on a ten-hour day and 45-hour week. If such payments relating to periods during which no duties were performed are not based on "units of time," the Hours of Service to be credited to such individual shall be calculated in accordance with Department of Labor Regulations Section 2530.200b-2(b) and (c) or any successor regulations.

        If any Participant leaves the employ of the Employer or Affiliate for military service in the Armed Forces of the United States, he shall receive credit for Hours of Service during such military leave of absence at the rate of eight hours a day or 40 hours a week, or such other rate permitted by applicable federal law; provided, however, that (a) his reemployment rights are guaranteed by federal law during such military leave of absence, and (b) he applies for reemployment with the Employer or Affiliate after his separation from military service within the time prescribed by such federal law.

        2.22 "Investment Fund" means the investment fund(s), option(s) or alternative(s) established and maintained pursuant to Section 7.03 and the Trust Agreement for the investment of Participants' Accounts.

        2.23 "Leased Employee" means any person (other than a common law employee of the Employer) who pursuant to an agreement between Employer and any other person has performed services for Employer (or for Employer and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one year, and if such services are performed under primary direction or control by Employer.

        2.24 "Non-Highly Compensated Participant" means any Participant who is not a Highly Compensated Participant.

        2.25 "One-Year Break in Service" means for purposes of vesting and reinstatement of Employer contributions pursuant to Article IX, a Plan Year during which the Participant does not complete more than 500 Hours of Service with the Employer or Affiliate. Notwithstanding the foregoing, a Participant shall not incur a One-Year Break in Service in the first Year that the Participant fails to earn more than five hundred Hours of Service because of a "maternity or paternity absence," i.e., absence due to:

               (a) Pregnancy of the Participant;

               (b) Birth of a child of the Participant;

               (c) Placement of a child with the Participant in connection with the adoption of such child by the Participant; or,

               (d) Caring for a child of the Participant or a child placed with the Participant immediately following birth or placement.

        Solely for the purpose of preventing a Participant from incurring a One-Year Break in Service, each hour of leave of absence taken by an individual employed by the Employer pursuant to the terms of the Family and Medical Leave Act of 1993 ("FMLA"), whether or not such individual is entitled to compensation for such leave, shall, notwithstanding any provision herein to the contrary, also be included as an Hour of Service and credited to the period for which the leave is granted. The number of Hours of Service to be credited to such individual during a leave of absence pursuant to the FMLA shall be calculated in the same manner as Hours of Service credited under subparagraph (b) of Section
2.21 for periods during which no duties were performed, which shall be determined as if the leave were a paid leave of absence.

        2.26 "Participant" means an Employee who has become a Participant in this Plan in accordance with Article III hereof, and whose participation in the Plan has not ceased due to such Participant's termination of employment with an Employer, or such Participant's status as a "Limited Participant" in accordance with Section 3.04.

        2.27 "Plan" means the O'Sullivan Industries Holdings, Inc. Savings and Profit Sharing Plan set forth herein, as amended from time to time.

        2.28 "Plan Year" means:

               (i) for periods ending on or before June 30, 2002, the twelve month period ending each June 30;

               (ii) for the period commencing July 1, 2002, the six month period commencing on such date and ending December 31, 2002; and

               (iii) for periods commencing on and after January 1, 2003, the twelve month period ending each December 31.

        2.29 "Retirement Date" means the first day of the month coinciding with or next following the date of actual termination of the Participant's status as an employee of an Employer or Affiliate on or after the date he attains age 65.

        2.30 "Rollover Contributions" mean the transfer of eligible rollover distributions to this Plan pursuant to Section 4.13.

        2.31 "Rollover Account" means the Account established for a Participant to which shall be credited (a) Rollover Contributions, if any and (b) the Account's proportionate share of any net investment gains determined in accordance with Article VIII. From said Account, its proportionate share of any net investment losses and expenses determined in accordance with Article VIII, and any benefit payments or withdrawals since the last Valuation Date shall be deducted. The value of the Participant's Rollover Account shall be fully vested and nonforfeitable at all times.

        2.32 "Safe Harbor Matching Contributions" means the Safe Harbor Matching Contributions made pursuant to Section 4.07.

        2.33 "Six Months of Eligibility" means a period of six consecutive calendar months, measured from the date an Employee first completes an Hour of Service, during which period such Employee is credited with at least 750 Hours of Service. For the purpose of determining those Employees eligible to participate as of the Effective Date, the Hours of Service of each Employee during the six month period immediately preceding the Effective Date shall be taken into account.

        2.34 "Sponsoring Employer" means O'Sullivan Industries Holdings, Inc. or any successor in interest.

        2.35 "Stock" means qualifying employer securities within the meaning of
Section 407(d)(5) of the Employee Retirement Income Security Act of 1974, as amended.

        2.36 "Trust" means the trust established by the "Trust Agreement" between the Employer and the entity serving as the "Trustee," and the assets of such Trust shall be the "Trust Fund."

        2.37 "Valuation Date" means the last business day of each month of each Plan Year, and such other date(s) as the Administrative Committee shall determine to be necessary or advisable for the proper administration of the Plan. The Valuation Date may vary from Investment Fund to Investment Fund pursuant to the practice of each Fund and the Valuation Date for purposes of valuing distributions, withdrawals, amounts available for loans and transfers between Investment Funds may be different from each other and from the Valuation Date used to report Account balances to all Participants. Further, the Valuation Date(s) for Non-Stock Assets may be different from the Valuation Date(s) for Stock assets of the Plan.

        2.38 "Year of Eligibility Service" means (a) a period of twelve consecutive months, measured from the date an Employee first completes an Hour of Service, or (b) any Plan Year subsequent to the Year in which an Employee first completes an Hour of Service, during which period or Year such Employee has not less than 1,000 Hours of Service with the Employer. For the purpose of determining those Employees eligible to participate as of the Effective Date, the Hours of Service of each Employee during the twelve month period immediately preceding the Effective Date shall be taken into account.

        2.39 "Year of Vesting Service" means a Plan Year during which an Employee has not less than 1,000 Hours of Service. In determining a Participant's vested interest, the following rules shall apply:

               (i) Years of Vesting completed before the Effective Date of the Plan shall be included;

               (ii) Years of service completed by an Employee before such Employee attains 18 years of age shall be disregarded;

               (iii) If an Employee whose Employer Profit Sharing Contribution Account balance is 100% forfeitable incurs a number of consecutive One Year Breaks in Service after his severance from employment equal to the greater of (a) five or (b) the aggregate number of Years of Vesting Service of such Employee before such period of consecutive One Year Breaks in Service, then the Employee's Years of Vesting Service completed before such severance from employment shall be disregarded upon re-employment;

               (iii) A Participant's Years of Vesting Service completed after such Participant incurs five consecutive One Year Breaks in Service after a severance from employment, if any, shall be disregarded for purposes of determining the non-forfeitable percentage of his or her Employer Profit Sharing Contribution Account which accrued on or before the date upon which such break occurred;

               (iv) If an Employee incurs a One Year Break in Service after severance from employment, the Plan shall not require such Employee to complete One Year of Vesting Service after his or her return to employment before the Employee's pre-break service shall be taken into account in determining his or her vested interest in his or her Employer Profit Sharing Contribution Account, whether accrued after re-employment or on or before the date upon which such break occurred;

               (v) If a Participant has a severance from employment but is re-employed before incurring a One Year Break in Service, the Participant will continue to vest, starting at the point in the vesting schedule where he left employment, in both the pre-and post-separation account balances;

               (vi) The Plan recognizes service with the following predecessor employer(s): Tandy Corporation (but only with respect to service prior to February 2, 1994); and

               (vii) Each Participant who terminated employment on or after January 19, 2001, in connection with the closing of the O'Sullivan Industries, Inc.'s Cedar City, Utah facility shall be fully vested in all his Accounts upon his termination of employment, irrespective of his Years of Vesting Service.

                                   ARTICLE III
                                   ELIGIBILITY

        3.01 Eligibility to Participate.

               (a) For purpose of making Employee contributions pursuant to Sections 4.01 or 4.04 and sharing in Employer matching contributions pursuant to Sections 4.05, 4.06 and 4.07, an Employee shall become a Participant in this Plan on the first Entry Date coinciding with or next following the date he has completed (i) one Year of Eligibility Service or (ii) Six Months of Eligibility Service.

               (b) For purposes of sharing in Employer Profit Sharing Contributions pursuant to Section 4.06, an Employee shall become a participant in this Plan on the Entry Date coinciding with or next preceding the date he has completed (i) one Year of Eligibility Service or (ii) Six Months of Eligibility Service.

        3.02 Participation Upon Reemployment. If a Participant shall terminate employment and shall subsequently be reemployed as an Employee of an Employer, such Employee shall again become a Participant hereunder as of the date of his reemployment and shall be eligible to elect to make Employee Pre-Tax Contributions as of the first day of the month coinciding with or next succeeding his date of reemployment. If an Employee shall terminate employment after completion of the service (Six Months of Eligibility Service or a Year of Eligibility Service, as applicable) requirement of Section 3.01 but before the next following Entry Date (so as to not have become a Participant prior to termination) and shall subsequently be reemployed as an Employee of an Employer, such Employee shall commence participation hereunder as of the Entry Date following the date of his reemployment. If an Employee shall terminate employment prior to completion of the service requirement of Section 3.01 and shall subsequently be reemployed as an Employee, he shall be treated as a new Employee but the periods for measuring his satisfaction of the service requirements of Section 3.01 shall be measured from his original date of employment.

        3.03 Enrollment. Each Employee shall complete an enrollment process with the Administrator at a time established by the Administrator, which time shall not be determined in a manner that discriminates in favor of Highly Compensated Participants as a class. The Employee shall indicate the amount of desired Employee Pre-Tax Contributions, if any, indicate his choice of Investment Fund(s), and designate a beneficiary to whom benefits should be paid in the event of his death. A Participant who fails to elect to make Employee Pre-Tax Contributions when first eligible may begin making such contributions as of any subsequent Entry Date upon the timely completion of the enrollment process.

        3.04 Transfers of Employment or Changes in Employment. If a Participant transfers employment to an Affiliate that is not a participating Employer or ceases to be an Employee without terminating his employment status with an Employer, he shall become a "Limited Participant." As a Limited Participant he shall not be entitled to make any Employee Pre-Tax Contributions nor to be credited with any Employer contributions until he again becomes an Employee of an Employer. Such a Limited Participant shall, however, be entitled to make Employee Pre-Tax Contributions up to time he became a Limited Participant and to share in the allocation of Employer Contributions made for the Plan Year in which he became a Limited Participant, based upon Annual Compensation earned during periods that the individual was a Participant and not a Limited Participant; provided that with respect to any such Employer Profit Sharing Contributions, he is actively employed by an Employer or an Affiliate at the end of such Plan Year. On each Valuation Date such Limited Participant's Accounts shall be adjusted in accordance with Article VIII.

        If a Limited Participant again becomes an Employee of an Employer, he shall again become an active Participant as of the date of such transfer or change in employment status and shall be eligible to elect to make Employee Pre-Tax Contributions as of the first day of the month coinciding with or next succeeding such transfer or change in status and election.

                                   ARTICLE IV
                                  CONTRIBUTIONS

        4.01 Employee Pre-Tax Contributions.

               (a) Each Employee who elects to make Employee Pre-Tax Contributions shall specify, in the manner designated by and acceptable to the Committee, the whole percentage rate or dollar amount of his Compensation to be withheld or otherwise contributed on his behalf, which such percentage rate or dollar amount shall not be less than 1% of his Compensation or greater than the maximum percentage or dollar amount specified by the Committee. A Participant's deferral election under this
        Section 4.01(a) shall apply to his entire Compensation (including all increases in Compensation) unless he makes a separate deferral election under Section 4.01(b) with respect to any annual incentive pay.

               (b) Each Participant may specify, in the manner designated by and acceptable to the Committee, the whole percentage rate or dollar amount of his bonus to be withheld or otherwise contributed on his behalf as Employee Pre-Tax Contributions, which such percentage rate or dollar amount shall not be less than 0% of his Compensation or greater than the maximum percentage or dollar amount specified by the Committee. Any election under this Section 4.01(b) must be made before the date designated by the Committee in its sole discretion, but in no event later than the date fixed for the payment of the annual incentive. In the absence of an election under this Section 4.01(b), the Participant's deferral election in effect under Section 4.01(a) shall apply to such Participant's annual incentive pay, if any.

               (c) Notwithstanding Sections 4.01(a) or (b), the Employee Pre-Tax Contributions of a Participant may be limited, either or both as to the percentage rate (whether or not a whole percent) or total dollar amount thereof, as may be determined by his Employer in order to comply with the applicable dollar limitations and nondiscrimination requirements under the Code. A Participant's Employee Pre-Tax Contributions shall also be limited to the maximum dollar limitation per calendar year set forth in Code Section 402(g), as adjusted in accordance with that Section. Any Employee Pre-Tax Contributions in excess of the limitation set forth in Code Section 402(g) as adjusted, together with allocable income thereon determined in accordance with applicable rules and regulations, for any Participant for any calendar year shall be distributed to such Participant no later than April 15 of the following year. Such excess contributions shall not be included in Annual Additions, but the excess contribution shall be included as a contribution for purposes of the mathematical nondiscrimination test set forth in Section 4.10. Any Employer Matching Contributions and Employer Discretionary Matching Contributions that are attributable to any Employee Pre-Tax Contributions that are distributed to the Participant pursuant to this Section shall be treated as a forfeiture, and applied in accordance with Section 4.11.

               (e) The Committee shall establish such rules and procedures as the Committee deems appropriate to administer Employee Pre-Tax Contribution.

        4.02 Change of Election. A Participant may elect to change the percentage of his Compensation to be contributed as Employee Pre-Tax Contributions once per calendar month by notifying the Committee on or before the date each specified by the Committee in its discretion. A Participant's change of election shall be effective with respect to the first regular payroll payment occurring on or after the first day of the month following the end of the calendar month in which such change of election was timely received by the Committee by the date specified by the Committee.

        4.03 Suspension and Recommencement of Contributions. A Participant may elect to suspend his Employee Pre-Tax Contributions as of any scheduled payroll date by notifying the Committee at least 15 days prior to the scheduled payroll date as of which such suspension is to be effective. Following a suspension of contributions for at least three months, a Participant may again elect to make Employee Pre-Tax Contributions by notifying the Committee at least 15 days prior to the date as of which such election is to be effective. A Participant's election pursuant to this Section 4.03 shall be effective as of the first scheduled pay period beginning in the calendar month immediately following such election.

        In the event of a hardship withdrawal by a Participant pursuant to
Section 6.01, (a) the Participant's Employee Pre-Tax Contributions hereunder shall be automatically suspended for a period of twelve months (or effective January 1, 2002, a period of six months).

        4.04 Catch Up Contributions. Effective for calendar years beginning on and after January 1, 2002, all Employees who are eligible to make Employee Pre-Tax Contributions under this Plan and who have attained age 50 before the close of such calendar year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall be credited to the Employee Pre-Tax Contribution Accounts of Participants, but shall not be taken into account for purposes of Plan provisions implementing the required limitations of Sections 402(g) and 415 of the Code. Further, the Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions. The Committee shall establish such rules and procedures as the Committee deems appropriate to administer such contributions.

        4.05 Employer Matching Contributions. For Plan Years ending on or before December 31, 2002, the Employer shall contribute Employer Matching Contributions in an amount equal to 50% of the Participant's Employee Pre-Tax Contributions which do not exceed 5% of each such Participant's Compensation for the Plan Year. The Employer Matching Contributions pursuant to this Section 4.04 shall be credited to the Employer Matching Contributions Account of each Participant who made Employee Pre-Tax Contributions with respect to the Plan Year pursuant to
Section 5.03. Employer Matching Contributions made pursuant to this Section 4.04(a) shall be deemed to be "qualified matching contributions" within the meaning of Treas. Reg. Section 1.401(k)-1(g)(13).

        4.06 Employer Discretionary Matching Contributions. For Plan Years ending on or before December 31, 2002, in its sole discretion, the Employer may make an Employer Discretionary Matching Contribution to the Plan for any Plan Year in an amount equal to a percentage of the amount each Participant elects to contribute to the Plan under
Section 4.01 (subject to the maximum Employee Pre-Tax Contribution established by Section 4.01), which percentage shall be specified by the Employer each Plan Year (the "Discretionary Matching Percentage"); provided, however, that such Employer Discretionary Matching Contribution shall not match any part of the Participant's contribution which exceeds a percentage of each Participant's Compensation specified by the Employer each Plan Year (the "Percentage Matched"). The Employer may specify any number of combinations of Discretionary Matching Percentage and Percentage Matched each Plan Year. For example, for a Plan Year, the Employer Discretionary Matching Contribution may be 50% (the Discretionary Matching Percentage) of Participant contributions up to 2% (the Percentage Matched) of Compensation and 25% of Participant contributions exceeding 2% and up to 6% of Compensation. If no such determination of the Discretionary Matching Percentage and the Percentage Matched is made by the Employer, both percentages shall be deemed to be zero. Any determination by the Employer of the Discretionary Matching Percentage and the Percentage Matched shall be effective only for the Plan Year for which such determination is made. Such contributions shall be credited to the Employer Matching Contributions Account of each Participant who made Employee Pre-Tax Contributions during the Plan Year pursuant to Section 5.03. Employer Discretionary Matching Contributions made pursuant to this Section 4.05 shall be deemed to be "qualified matching contributions" within the meaning of Treas. Reg. Section 1.401(k)-1(g)(13).

        4.07 Safe Harbor Matching Contributions. For Plan Years commencing on or after January 1, 2003, and subject to the provisions of Article VI (with respect to the reduction of Employer contributions on account of the limitations on benefits), for each Plan Year, the Employer, in its discretion, may make a matching contribution which satisfies the requirements of Section 401(k)(12)(B) of the Code as described below. Contributions made pursuant to this Section shall be entitled the "Safe Harbor Matching Contributions" and shall be allocated to the "Employer Matching Contributions Account" of each Participant. All such Safe Harbor Matching Contributions shall be subject to the following requirements:

               (i) The rate of match shall be equal to the aggregate amount of matching contributions that would be credited to a Participant's account based on a rate of match equal to 100% of each Participant's Employee Pre-Tax Contributions up to 5% of Compensation. In all cases, the rate of Safe Harbor Matching Contributions shall be the same for all Participants.

               (ii) At least 30 days prior to the beginning of each Plan Year but in no event more than 90 days prior to such date, the Employer shall provide each Participant (and Employee who is or will be eligible to participate in the Plan for such Plan Year) with a notice of the Employer's intent to make a Safe Harbor Matching Contribution for the upcoming Plan Year. With respect to any Employee who first commences participation after the initial notice described above has been disseminated, the Employer shall provide such individual with such notice prior to his or her Entry Date but in no event more than 90 days prior to such date. Such notice shall be sufficiently accurate and comprehensive to apprise Employees of their rights and obligations with respect to Safe Harbor Matching Contributions, and shall be written in a manner calculated to be understood by the average Employee who is eligible to participate.

               (iii) All Safe Harbor Matching Contributions made pursuant to this Section shall be fully vested and non-forfeitable at all times and except as may otherwise be specifically provided in the Plan, shall be held and administered in the same manner as a Participant's Employee Pre-Tax Contributions.

               (iv) Safe Harbor Matching Contributions made pursuant to this Section shall not be eligible for hardship withdrawal, notwithstanding any provision in this Plan to the contrary.

               (v) Safe Harbor Matching Contributions may not be made to the Plan for a Plan Year unless (1) the Plan Year is twelve months long or
        (2) in the case of the first Plan Year of this Plan (if it is not a successor plan), the Plan Year is at least three months long (or any shorter period in the case of a newly established Employer that establishes the Plan as soon as administratively feasible after the Employer comes into existence)

        4.08 Employer Profit Sharing Contributions. For each Plan Year, the Employer may contribute a discretionary amount to the Plan to be allocated among those Participants who are employed by an Employer or an Affiliate as of the last day of the Plan Year. Such discretionary contribution shall be credited to the Employer Profit Sharing Contributions Accounts of Participants on the basis that each Participant's Annual Compensation for the Plan Year (or that portion of the Plan Year during which he is a Participant) bears to the total Annual Compensation of all Participants. For the purpose of determining whether a Participant shall receive an Employer Profit Sharing Contribution for any Plan Year, a Participant who is not employed as of the last day of the Plan Year as a result of such Participant's death, termination of employment on or after attaining age 65, or termination of employment due to Disability, shall receive a proportionate allocation of the Employer Profit Sharing Contributions as if such Participant were a Participant as of the last day of the Plan Year.

        4.09 Limit on Employer Contributions. The aggregate of the Employer contributions for any Year shall not exceed the maximum amount that is deductible under Code Section 404(a), or any statute or rule of similar import.

        4.10 Nondiscrimination Testing.

               (a) General: For each Plan Year, the Employee Pre-Tax Contributions (excluding catch-up contributions made pursuant to Section 4.04) must satisfy the "Actual Deferral Percentage Test" and the Employer Matching Contributions must satisfy the "Actual Contribution Percentage Test." In applying such tests, the Plan shall use the current year testing method; provided that the Employer reserves the right to change to the current or prior year testing method for future Plan Years as permitted by IRS Notice 98-1 (or superceding guidance). Notwithstanding the foregoing or any other provision in this Section, the non-discrimination testing rules described herein shall not apply for any Plan Year with respect to which the Employer contributes a "safe harbor" contribution on behalf of each Participant which satisfies the requirements of Sections 401(k)(12) and 401(m)(11) of the Code.

               (b) Actual Deferral Percentage Test: To pass the Average Deferral Percentage test for any Plan Year, the Plan must satisfy one of the following tests:

                      (i) The Average Deferral Percentage of Highly Compensated
               Participants for the Plan Year does not exceed the Average Deferral Percentage for Non-Highly Compensated Participants for the Plan Year multiplied by 1.25; or

                      (ii) The Average Deferral Percentage for Highly
               Compensated Participants for the Plan Year does not exceed the Average Deferral Percentage for Non-Highly Compensated Participants for the Plan Year multiplied by 2, provided that the Average Deferral Percentage for Highly Compensated Participants does not exceed the Average Deferral Percentage for Non-Highly Compensated Participants for the Plan Year by more than 2 percentage points.

               If this Plan satisfies the requirements of Sections 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining Average Deferral Percentages as if all such plans were a single plan. In addition, if a Highly Compensated Participant participates in two or more plans of the Employer to which contributions subject to Section 401(k) of the Code apply, then all such contributions shall be aggregated for purposes of applying the Average Deferral Percentage test. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Section 401(k) of the Code. For each Plan Year, any Excess Contributions shall be corrected in the manner set forth in Section 4.12.

               (c) Actual Contribution Percentage Test: To pass the Average Contribution Percentage test for any Plan Year, the Plan must satisfy one of the following tests:

                      (i) The Average Contribution Percentage of Highly
               Compensated Participants for the Plan Year does not exceed the Average Contribution Percentage for Non-Highly Compensated Participants for the Plan Year multiplied by 1.25; or

                      (ii) The Average Contribution Percentage for Highly
               Compensated Participants for the Plan Year does not exceed the Average Contribution Percentage for Non-Highly Compensated Participants for the Plan Year multiplied by 2, provided that the average Contribution Percentage for Highly Compensated Participants does not exceed the Average Contribution Percentage for Non-Highly Compensated Participants for the Plan Year by more than 2 percentage points.

               If this Plan satisfies the requirements of Sections 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining Average Contribution Percentages as if all such plans were a single plan. In addition, if a Highly Compensated Participant participates in two or more plans of the Employer to which contributions subject to Section 401(m) of the Code apply, then all such contributions shall be aggregated for purposes of applying the Average Contribution Percentage test. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under
        Section 401(m) of the Code. For each Plan Year, any Excess Aggregate Contributions shall be corrected in the manner set forth in Section 4.13.

               (d) Multiple Use Limitations Test: In addition to complying with the Actual Deferral Percentage test and the Actual Contribution Percentage test described above, the Plan shall comply with the multiple use limitation test set forth in Section 401(m)(9) of the Code and Treas. Reg. Section 1.401(m)-2(b) for Plan Years ending on or before June 30, 2002. If the Committee determines that the Plan may fail or has failed to satisfy the multiple use limitation test for any Plan Year, the Committee shall designate whether to reduce the actual deferral ratios with respect to Employee Pre-Tax Contributions, or the actual contribution ratios of the Employer Matching Contributions for all Highly Compensated Participants, in order to satisfy such Treasury Regulation.

               (e) Special Definitions: For purpose of this Section, the following terms shall have the meanings set forth below:

                      (i) "Average Contribution Percentage" means the average of the Contribution Percentages of each group of Non-Highly Compensated Participants or Highly Compensated Participants, as the case may be.

                      (ii) "Average Deferral Percentage" means the average of
               the Deferral Percentages of each group of Non-Highly Compensated Participants or Highly Compensated Participants, as the case may be.

                      (iii) "Contribution Percentage" means the ratio (expressed as a percentage) of each Participant's Contribution Percentage Amounts to such Participant's Covered Compensation for the Plan Year (whether or not such Participant was a "Participant" for the entire Plan Year).

                      (iv) "Contribution Percentage Amounts" means the sum of an individual's Employer Matching Contributions under this Plan plus any other contributions made on such individual's behalf that are treated as Employer Matching contributions for the Plan Year.

                      (v) "Deferral Percentage" means the ratio (expressed as a
               percentage) of each Participant's Employee Pre-Tax Contributions plus any other amounts that are treated as Employee Pre-Tax Contributions for the Plan Year, to such Participant's Covered Compensation for the Plan Year (whether or not such Participant was a "Participant" for the entire Plan Year).

                      (vi) "Excess Aggregate Contributions" means, with respect
               to any Plan Year, the excess of: (A) the aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Average Contribution Percentage actually made on behalf of Highly Compensated Participants for such Plan Year, over (B) the maximum Contribution Percentage Amounts permitted by the Average Contribution Percentage Test (determined by hypothetically reducing contributions made on behalf of Highly Compensated Participants in order of their Contribution Percentages beginning with the highest of such percentages).

                      (vii) "Excess Contributions" means, with respect to any
               Plan Year, the excess of: (A) the Employee Pre-Tax Contributions plus any other amounts taken into account in computing the numerator of the Average Deferral Percentage actually made on behalf of Highly Compensated Participants for such Plan Year, over (B) the maximum Employee Pre-Tax Contributions permitted by the Average Deferral Percentage Test (determined by hypothetically reducing contributions made on behalf of Highly Compensated Participants in order of their Average Deferral Percentages beginning with the highest of such percentages).

               (f) Limitations on Double Counting: Effective as of July 1, 1999, if the Plan Year changes from the current year testing method to the prior year testing method, then, for purposes of the first testing year for which the change is effective, the Average Deferral Percentage and Average Contribution Percentage for the prior year shall be determined in the following manner:

                      (i) The Average Deferral Percentage for the Non-Highly
               Compensated Participants for the prior year is determined taking into account only (1) Employee Pre-Tax Contributions for those Non-Highly Compensated Participants that were taken into account for purposes of the Average Deferral Percentage test (and not the Average Contribution Percentage test) under the current year testing method for the prior year and (2) Qualified Non-Elective Contributions that were allocated to the accounts of those Non-Highly Compensated Participants for the prior year but that were not used to satisfy the Average Deferral Percentage test or the Average Contribution Percentage test under the current year testing method for the prior year.

                      (ii) The Average Contribution Percentage for Non-Highly
               Compensated Participants for the prior year is determined taking into account only (1) after-tax contributions for those Non-Highly Compensated Participants for the prior year, (2) Employer Matching Contributions for those Non-Highly Compensated Participants that were taken into account for purposes of the Average Contribution Percentage test (and not for the Average Deferral Percentage test) under the current year testing method for the prior year, and (3) Qualified Non-Elective Contributions that were allocated to the accounts of those Non-Highly Compensated Participants for the prior year but that were not used to satisfy the Average Contribution Percentage test or the Average Deferral Percentage test under the current year testing method for the prior year.

               (g) Correction of Excess Contributions. Any Excess Contributions for a Plan Year shall be subject to one or more of the following corrective measures as determined in Committee's discretion.

                      (i) The Committee may reduce the amount of Employee
               Pre-Tax Contributions that any Highly Compensated Participant may contribute for the Plan Year to avoid Excess Contributions. Such a reduction shall be made by reducing the percentage of Employee Pre-Tax Contributions of Highly Compensated Participants beginning with the individuals with the greatest dollar amount of deferrals.

                      (ii) Alternatively, the Employer may make an additional
               Employer Matching Contribution on behalf of Non-Highly Compensated Participants up to such an amount that, when allocated to such Participants' accounts, the resulting allocations will satisfy the actual deferral percentage test. Any such additional contributions shall be allocated to the Participants' Pre-Tax Account as of the last day of the Plan Year for which the contribution was made.

                      (iii) Alternatively, the Committee may, in its sole
               discretion, specify that a portion of the Employer Matching Contribution allocated to the accounts of Non-Highly Compensated Participants be designated as a qualified matching contribution to the extent required to satisfy the actual deferral percentage test of Section 401(k) of the Code pursuant to Treas. Reg.
               Section 1.401(k)-1(b)(3); provided that, such a designation satisfies the nondiscrimination requirements of Treas. Reg. Sections 1.401(k) and 1.401(m). The portion of an Employer Matching Contribution that is designated as a qualified matching contribution pursuant to the preceding sentence shall be allocated to the Participants' Pre-Tax Account as of the last day of the Plan Year for which the contribution was made.

                      (iv) Alternatively, the Committee may, in its sole
               discretion, direct a refund of Excess Contributions and income attributable thereto at such times and in such manner as is permitted by Treasury Regulations. Excess Contributions shall be allocated to the Highly Compensated Participants with the largest amount of Employee Pre-Tax Contributions taken into account in calculating the Average Deferral Percentage test for the Plan Year in which the excess arose, beginning with the Highly Compensated Participant with the largest amount of such Employee Pre-Tax Contributions and continuing in descending order until all the Excess Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Contributions. If such excess amounts are distributed more than two and one-half months after the last day of the Plan Year in which such excess amounts arose, a ten percent excise tax will be imposed on the Employer maintaining the Plan with respect to such amounts. Excess Contributions (including any recharacterized amounts) shall be treated as Annual Additions (as defined in Article VI). Any Employer Matching Contribution made on behalf of such a Participant that is attributable to such a refunded Excess Contribution shall also be forfeited (irrespective of whether or not vested). Income attributable to any refund shall be determined in accordance with a method that satisfies Treas. Reg. Section 1.401(k)-1(f)(4)(ii).

               (h) Correction of Excess Aggregate Contributions. Any Excess Aggregate Contributions for a Plan Year shall be subject to one or more of the following corrective measures as determined in Committee's discretion.

                      (i) Each Employer may make an additional Employer Matching
               Contribution on behalf of Non-Highly Compensated Participants, which shall be allocated in proportion to their Employee Pre-Tax Contributions, up to an amount necessary to satisfy the actual contribution percentage test of Section 401(m) of the Code.

                      (ii) Alternatively, the Committee may specify that all or
               any part of the Employee Pre-Tax Contributions of Non-Highly-Compensated Participants may be treated as an Employer Matching Contribution in accordance with Treasury Regulation
               Section 1.401(m)-1(b)(2) to the extent required to satisfy the actual contribution percentage tests of Section 401(m) of the Code.

                      (iii) Alternatively, the Committee may distribute the
               Excess Aggregate Contributions and any income attributable thereto to the extent vested and forfeit to the extent not vested. Income attributable to any distribution shall be determined in accordance with a method that satisfies Treas. Reg.
               Section 1.401(m)-1(e)(3)(ii). Excess Aggregate Contributions shall be allocated to the Highly Compensated Participants with the largest amount of Employer Matching Contributions taken into account in calculating the Average Contribution Percentage test for the Plan Year in which the excess arose, beginning with the Highly Compensated Participant with the largest amount of such Employer Matching Contributions and continuing in descending order until all the Excess Aggregate Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Aggregate Contributions. Such distribution shall be made within twelve months after the close of the Plan Year for which such Excess Aggregate Contributions were made and shall be made in such manner as is permitted by the Treasury Regulations. A distribution of Excess Aggregate Contributions and income, gains and losses allocable thereto shall be made without regard to any consent otherwise required under Article VIII or any other provision of the Plan.

        4.11 Use of Forfeitures. If, during the Plan Year, any amounts shall have been forfeited, such forfeited amounts shall first be used to reinstate any forfeitures as required by Section 9.05, and then, if such forfeitures exceed such reinstatements, they shall reduce the Employer Matching Contributions provided for in Section 4.04 for such Plan Year. To the extent such forfeitures exceed such Employer Matching Contributions, such excess shall reduce the Employer Discretionary Matching Contribution provided for in Section 4.05 for such Plan Year. To the extent such forfeitures exceed the Employer Matching Contributions and Employer Discretionary Matching Contributions for such Plan Year, such excess shall reduce the Employer Profit Sharing Contributions provided for in Section 4.06 for such Year. Any remaining amount shall be applied in the foregoing order for subsequent Years.

        4.12 Time for Payment of Contribution. The Employer may make payment of its Employer contributions for any Plan Year on any date or dates it elects, but the total amount of such contribution shall be paid in full not later than the time prescribed by law for filing its federal income tax return for such Year (including extensions thereof); it being understood, however, that the deductibility of such contribution or portion thereof shall be determined by the law and regulations in force at the time and applicable to the Employer's return, whether on a cash or accrual basis, as the case may be.

        4.13 Trust Fund. The Employer's contribution for each Plan Year shall be paid directly to the Trustee, and, when and as so paid, shall become a part of the Trust Fund. Except as specifically provided in Article XIX of this Plan, no assets of the Trust Fund shall at any time be returned or transferred to the Employer or to any person for the benefit of the Employer.

        4.14 Rollover Contributions. An Employee, regardless of whether he has satisfied the eligibility requirements of Section 3.01, may make a Rollover Contribution by a transfer ("rollover") to this Plan of an eligible rollover distribution from (i) an employer's trust described in Code Section 401(a) which is exempt from tax under Code Section 501(a), (ii) an annuity plan described in Code Section 403(a), (iii) an eligible deferred compensation plan described in Code Section 457(b) which is maintained by an eligible employer as defined in Code Section 457(e)(1)(A), or (iv) an annuity contract described in Code Section 403(b), (individually a "prior plan"), provided:

               (a) Either:

                      (i) the amount distributed from the prior plan is
               distributed by the prior plan and received by this Plan as a "direct rollover" (as such term is defined or described in Code
               Section 401(a)(31) or regulations thereunder); or

                      (ii) the amount distributed from the prior plan is
               distributed to the Employee and transferred to this Plan no later than the 60th day after such distribution was made from the prior plan;

               (b) The distribution from the prior plan constituted an "eligible rollover distribution" (as such term is defined or described in Code
        Section 402(c)) of the Employee's vested and distributable interest in the prior plan;

               (c) The amount transferred to this Plan includes only amounts includible in the Employee's gross income but for the rollover; and

               (d) The transfer to this Plan does not cause this Plan to be a direct or indirect transferee of a defined benefit plan or a defined contribution plan which is subject to the funding standards of Code
        Section 412; and

               (e) the transferred assets consist solely of cash.

        Such Rollover Contribution may also be made with respect to distributions from an individual retirement account or individual retirement annuity (other than an endowment contract) (hereinafter "IRA") under Code Section 409 if no amount in the account and no part of the value of the annuity is attributable to any source other than a rollover contribution (as defined in Code Section 402) from a prior plan (and any earnings on such contribution). All or part of such distribution must be paid (for the benefit of the Employee) into this Plan not later than the 60th day following the date on which the Employee received such distribution.

        All Rollover Contributions shall be credited to the Participant's Rollover Account and shall in all events be nonforfeitable.

        Upon such a transfer by an Employee who has not yet satisfied the eligibility requirements of Section 3.01, such Employee's Rollover Account shall represent his or her sole interest in the Plan until he or she becomes a Participant, but where appropriate the term "Participant" shall be interpreted to include such Employee.

                                    ARTICLE V
                             PARTICIPANTS' ACCOUNTS

        5.01 Participants' Accounts. For the purpose of accounting for the interest in the Trust of each Participant under this Plan, the Employer shall establish and maintain the Accounts that are appropriate for each Participant. Contributions shall be credited by the Trustee to the appropriate Account of each Participant. Any individual for whom any such Account is established who is not otherwise a Participant hereunder shall be a Participant only to the extent of his interest in such Account.

        5.02 Commingling of Accounts. The maintenance of such Accounts shall not require the segregation or separate investment of the interest of any Participant, except as herein otherwise provided, but shall be for accounting purposes only, and the Trust Fund may be invested as one commingled fund.

        5.03 Allocation of Employer Matching Contributions. Employer Matching Contributions, Employer Discretionary Matching Contributions and Safe Harbor Matching Contributions made for a Plan Year (together with forfeitures that are used to reduce such contributions in accordance with Section 4.11) shall be allocated and credited to their Employer Matching Contributions Accounts on the basis of each such Participant's Employee Pre-Tax Contributions for the Year.

        5.04 Allocation of Employer Profit Sharing Contributions. Employer contributions made for any Plan Year pursuant to Section 4.08 (together with forfeitures that are used to reduce such contributions in accordance with
Section 4.11) shall be allocated as of the end of the Year to and among those Participants who were employed by an Employer or Affiliate on the last day of the Year, and credited to their Employer Profit Sharing Contributions Accounts on the basis that each such Participant's Annual Compensation bears to the total Annual Compensation of all Participants receiving an allocation for the Year. Participants who die, terminate employment on or after attaining age 65 or become Disabled during the Year shall be deemed to be employed by an Employer or Affiliate on the last day of the Plan Year for purposes of this Section.

                                   ARTICLE VI
                   HARDSHIP WITHDRAWALS AND PARTICIPANT LOANS

        6.01 Hardship Withdrawals. A Participant may, by application filed with the Committee on or before the date each month specified by the Committee in its discretion, request that he be permitted by reason of financial hardship to withdraw or receive distribution from his Employee Pre-Tax Contribution Account or Rollover Account an amount which does not exceed the sum of (i) the lesser of his Employee Pre-Tax Contributions (exclusive of earnings), or the balance of his Employee Pre-Tax Contributions Account; and (ii) his Rollover Account, in each case Account balances shall be determined as of the Valuation Date next following the date on which the Participant's application for a hardship withdrawal is timely received, less any prior distributions or withdrawals from such Employee Pre-Tax Contributions Account or Rollover Account since such Valuation Date. Hardship withdrawals shall be paid in a lump sum as soon as administratively practicable following the Valuation Date next following the date on which the timely application is received by the Committee by the date specified by the Committee.

        The Committee shall approve the requested withdrawal only if it shall determine, in the sole judgment and discretion of the Committee, that the Participant has made a sufficient showing of financial hardship and that such withdrawal or distribution is necessary to satisfy such hardship. For the purposes hereof, the term "financial hardship" means an immediate and heavy financial need caused by one or more of the following:

               (a) Unreimbursed and unreimbursable expenses for medical care described in Code Section 213(d) previously incurred by the Participant, the Participant's spouse, or any dependents of the Participant (as defined in Code Section 152) or necessary for these persons to obtain medical care described in Code Section 213(d);

               (b) Payment of tuition and related educational fees and room and board for the next twelve months of post-secondary education for the Participant, his or her spouse, children or dependents (as defined in Code Section 152); or

               (c) Payments necessary to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

        A requested withdrawal or distribution shall be deemed to be necessary to satisfy financial hardship of a Participant only if all of the following requirements are satisfied:

               (w) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant; provided, that the amount of an immediate and heavy financial need may include any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution;

               (x) The Participant has obtained all distributions and all nontaxable loans (including but not limited to loans under Section 6.02) currently available under all plans maintained by the Employer;

               (y) For taxable years ending on or before December 31, 2001, the Participant may not make elective contributions under Code Section 401(k) for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the difference between the applicable limit under Code Section 402(g) for such next taxable year, and the amount of such Participant's elective contributions for the taxable year of the hardship distribution; and

               (z) The Participant is prohibited from making elective contributions and employee contributions to this Plan and all other plans maintained by the Employer (including all qualified or nonqualified plans of deferred compensation, and cafeteria plans within the meaning of Code Section 125 but excluding any health or welfare benefit plans, whether or not part of a cafeteria plan) for at least twelve months (or six months for hardship distributions made on or after January 1, 2002) after receipt of the hardship distribution.

        The Committee shall be entitled to rely fully and completely on information submitted to it by Participants requesting hardship distributions. Withdrawn amounts may not be repaid to the Plan.

        The Committee may limit the amount and frequency of hardship withdrawals pursuant to this Section 6.01.

        Amounts withdrawn from a Participant's Employee Pre-Tax Contributions Account or Rollover Account pursuant to this Section 6.01 shall be made from the Investment Funds (other than Stock) in the proportion in which such Accounts are invested, and then from Stock to the extent necessary, as of the Valuation Date used for purposes of making transfers between the Investment Funds pursuant to
Section 7.02.

        6.02 Participant Loans. Upon proper application of a Participant received by the Committee, in such form as the Committee may prescribe, the Committee may in its discretion direct the Trustee to make a loan to the Participant from his Employee Pre-Tax Contributions Account and/or Rollover Account (said Accounts available for loans are hereinafter referred to as the "Available Loan Accounts"). Any such loan shall first be made from the Participant's Rollover Account, if any, and then from the Participant's Employee Pre-Tax Contributions Account. The loan shall be an investment of Available Loan Accounts. The application, and the resulting loan, shall meet the following terms and conditions, in addition to such other terms and conditions as the Committee shall from time to time establish on a nondiscriminatory basis:

               (a) The amount of any such loan made from the Available Loan Accounts shall be made from the Investment Funds (other than Stock) in the proportion in which such Accounts are invested, and then from Stock to the extent necessary, as of the Valuation Date next following the date on which the Participant's application is received. Repayments with respect to any loan shall be invested in accordance with the investment election in effect with respect to contributions for the Participant at the time of such repayment.

               (b) A loan shall not be made that exceeds the lesser of (i) $50,000, reduced by the excess (if any) of the highest loan balance to the Participant that existed during the one year period ending on the day before the date the new loan is made, over the outstanding balance of any loans on the date the new loan is made, or (ii) or 50% of the balance of the Available Loan Accounts determined as of the Valuation Date next following the date on which the Participant's application is received, less any distributions from such Accounts occurring since such Valuation Date.

               (c) No more than one loan may be outstanding at any one time.

               (d) The Committee may establish from time to time in its sole discretion, and apply on a nondiscriminatory basis, minimum amounts for any participant loans hereunder. Unless a different minimum shall be established by the Committee, the minimum amount of any loan shall be $1,000. Participant loans shall bear interest at such fixed rate as the Committee shall, pursuant to written procedures, deem reasonable under all of the facts and circumstances.

               (e) The term of repayment for any Participant loan shall be as determined by the Participant, but shall not exceed the maximum term established by rules adopted by the Committee. The Committee shall not allow a term in excess of five years for any loan unless the loan proceeds are used to purchase the Participant's primary residence.

               (f) The Participant shall authorize his Employer to deduct approximately equal interest and principal payments from his regular payroll in such an amount as will permit the loan to be fully amortized over its term. The Employer shall transfer such payroll deductions to the Trustee as soon as reasonably practicable.

               (g) A Participant may repay, at any time, all of the then outstanding principal balance of his loan, together with interest, without premium or a penalty.

               (h) The loan shall be made against the assignment of 50% of the Participant's Accounts at the time of the loan as security therefor and evidenced by the Participant's promissory note payable to the order of the Trustee. The Committee shall be entitled to demand additional security for the loan if, in the judgment of the Committee, the facts and circumstances so warrant.

               (i) The terms of the promissory note for said loan shall provide that if the Participant defaults on the loan by not making payments when due, or upon the Participant's termination of employment even if there shall then be no default, the entire balance of the loan may be accelerated and if the entire balance therefore due, including interest, is not paid by the Participant within 30 days following notice of such acceleration, the Trustee, upon advice of such default and acceleration from the Committee, shall execute upon the security of the Participant's aforesaid Accounts in satisfaction of the unpaid debt; provided, that no such execution that would result in an actual reduction of said Accounts shall be made prior to the time that such Accounts would otherwise first be distributable under the terms hereof.

               (j) The Committee shall not deny any reasonable request for a loan otherwise meeting the terms, conditions, and limitations hereof, or as otherwise established by the Committee, but may adjust the term, amount, and required security to take into account the Participant's ability to repay the loan with a reasonable percentage of his periodic compensation from the Employer.

               (k) The Committee may assess any reasonable administration or transaction fee which shall be charged against the Participant's Accounts in the same proportion in which the loan was made pursuant to subparagraph (a) above, provided that any annual fee that may be imposed shall, at the Committee's discretion, either be prorated and assessed on a monthly basis during any Year in which such loan is outstanding, or due and payable at the end of the Plan Year if the loan is outstanding at the end of such Year.

               (l) Any changes in the foregoing terms and conditions, or any additional terms, conditions, or limitations on Participant loans established by the Committee from time to time shall be in writing, shall constitute a part of this Plan, and shall be communicated to eligible Participants as a part of the loan application or otherwise.

               (m) Loan proceeds pursuant to this Section 6.02 shall be paid in a lump sum as soon as administratively practicable following the Valuation Date next following the date on which the timely application is received by the Committee by the date specified by the Committee.

                                   ARTICLE VII
                                   INVESTMENTS

        7.01 Investment Direction. Subject to the Administrative Committee's discretion as set forth below, each Participant may designate in 5% increments or multiples the percentages or proportions of his Employer and Employee contributions, and/or existing Account balances, to be invested in each Investment Fund by notifying the Committee on or before the date specified by the Committee immediately preceding the date as of which such change is to be effective. In the absence of any investment direction pursuant to this Section, all contributions shall be invested in the Money Market Fund as established in
Section 7.03, or such other Investment Fund designated by the Committee in its discretion if there is no Money Market Fund. A Participant's investment direction pursuant to the foregoing shall be implemented as of the date(s), at the time(s) and in the manner determined by the Administrative Committee, in its discretion, and shall be subject to the terms, conditions and limitations established by such Committee, including (but not limited to) the timing of, and manner of making, any such election; the assets to which such election shall apply; the method of valuing assets to be purchased and sold pursuant to such election (including the acquisition or disposition of any Stock); the Valuation Date as of which such valuation shall occur; and the timing and manner of implementing such election. The designated date(s), time(s) and manner pursuant to which Participants may direct the portion of their Accounts that shall be invested in Stock versus the other Investment Funds may be different from the date(s), time(s) and manner pursuant to which such Participants may direct the investment of the portions of such Accounts directed to be invested in Investment Funds among such Investment Funds. Once made, any election made pursuant to the foregoing shall be deemed to continue unless and until changed.

        7.02 Investment Funds. In accordance with the provisions of this Article and the Trust Agreement, for the purpose of investing the assets of each Participant's Accounts, the Trustee shall establish and maintain within the Trust Fund separate Investment Funds, the number and type to be as the Administrative Committee chooses in its sole and absolute discretion. The type and number of Investment Funds made available hereunder may be changed by the Administrative Committee at any time and from time to time in its sole and absolute discretion without amending the Plan or Trust. Further, the Investment Fund(s) available from time to time may be different from Account to Account as determined by the Administrative Committee in its discretion.

        7.03 Limitation on Investment in Stock. Pursuant to the Agreement and Plan of Merger Between OSI Acquisition, Inc. and O'Sullivan Industries Holdings, Inc. dated as of May 17, 1999 (hereinafter the "Merger Agreement"), all outstanding shares of common stock of the Sponsoring Employer held by the Trust on the closing date of such Merger Agreement will be exchanged for cash and specified number of shares of senior preferred stock of the Sponsoring Employer. The cash consideration received by the Trust shall be invested among the Investment Funds (other than Stock) in the manner set forth in Section 7.01. The preferred stock received by the Trust shall be held by the Trust and credited to Participants' Accounts until such time as the Participants direct that such stock be invested in Non-Stock Assets in the manner set forth in Section 7.01. Effective as of the closing of the Merger Agreement, (i) no Employer or Employee contributions paid to the Trust after such date shall be invested in Stock of the Employer; (ii) no portion of a Participant's Account which is invested in Non-Stock Assets as of such date shall be thereafter invested in Stock of the Employer at the direction of the Participant or otherwise; and (iii) no portion of a Participant's Account which is invested in Stock of the Employer as of such date and which is subsequently directed for investment in Non-Stock Assets at the direction of such Participant, shall be thereafter re-directed for investment in Stock of the Employer. In order to effectuate the foregoing, the Committee shall have the right to direct the Trustee to sell any fractional shares of Stock credited to the Participants' Accounts prior to the closing of the Merger Agreement.

        7.04 Limitations on Officer Transactions. Notwithstanding the foregoing provision of this Article VII or any other provisions hereof, in the event a Participant who is an Officer shall make an election (i) to receive a cash distribution or loan which results in a reduction of the investment of any of his Accounts in Stock, or (ii) to change the investment of the existing balances in his Accounts in a manner that results in a transfer of part or all of such balances from Stock to one or more other Investment Funds, then such election must be made at least 6 months after the date of any previous election which resulted in a transfer of part or all of such Officer's investment into any account or fund consisting of, or based on the value of, equity securities of the Company under this Plan or any other employee benefit plan of the Company. Except as modified by this Section 7.04, the other provisions of Article VII shall be applicable to any such Officer's investment direction. For the purpose of this Section 7.04, "Officer" shall, with respect to an Employee, have the meaning ascribed to such term in Title 17, Section 240.16a-1(f) of the Code of Federal Regulations or any subsequent law or regulation of similar import."

                                  ARTICLE VIII
                  VALUATION OF TRUST AND ADJUSTMENT OF ACCOUNTS

        8.01 Time of Valuation. Each Investment Fund shall be valued and appropriate valuation adjustments shall be made to the applicable Accounts as of each Valuation Date.

        8.02 Valuation Adjustment. A total valuation adjustment shall be computed separately for each Investment Fund as of each Valuation Date. The total valuation adjustment for each Investment Fund shall be equal to the difference between (i) the net value of each separate Fund as of the applicable Valuation Date and (ii) the sum of that portion of each outstanding Account allocated to each Investment Fund at such date, taken at their last adjusted balances prior to the current adjustment, and any contributions to be credited as of such Valuation Date. Each such outstanding Account shall be credited or charged with its respective share of the total valuation adjustment of each Fund pursuant to the Committee's written policy, which may be reflected in the written procedures followed by the recordkeeper retained by the Employer or the Committee. If during the period since the last preceding Valuation Date, (a) any amounts shall have been forfeited, such forfeited amounts shall be excluded from the valuation adjustment and shall reduce the Employer's contributions hereunder in accordance with Section 4.09, and (b) if any amounts in the Participant's Accounts were forfeited under Section 9.04 and shall have been reinstated under
Section 9.05, such reinstated amounts, shall be included in the last adjusted balance of such Account(s) for purposes of such valuation adjustment.

        8.03 Method of Valuation. At any Valuation Date, the net value of each Fund shall mean the fair market value of all the assets of each Fund, respectively, as of such date, increased by accrued income and prepaid expenses or liabilities, and decreased by accrued but unpaid expenses or liabilities. In determining fair market value, assets of the Trust traded in or on established markets shall be valued at the last sale price on the Valuation Date, or if no sale is quoted, then at the last sale price immediately preceding the Valuation Date. An interest in any collective Investment Fund shall be valued at the values last determined therefor on or before the Valuation Date in accordance with the customary method of operation of such Fund. All other assets of the Trust will be valued in accordance with accepted valuation practices.

        8.04 Trustee's and Administrative Committee's Determinations Binding. The value of the Trust Fund and each Participant's Account shall be determined by the Trustee and the Administrative Committee in the exercise of their sole discretion and all such determinations (in the absence of bad faith) shall be binding upon all Participants and their Beneficiaries. All allocations shall be deemed to have been made as of the appropriate Valuation Date regardless of when the allocations are actually made.

                                   ARTICLE IX
                TERMINATION OF PARTICIPATION--AMOUNT OF BENEFITS

        9.01 General. The participation of each Participant hereunder shall terminate at such time as he is not an Employee of an Employer and is not an employee of an Affiliate which is not an Employer (such termination being sometimes herein referred to as "termination of participation" or "termination of employment").

        9.02 Maximum Benefit Amount. The aggregate value of the Accounts of a Participant whose participation in the Plan shall have terminated shall be calculated by first determining the amount credited to such Accounts as of the Valuation Date hereinafter specified, less any distributions or withdrawals from such Accounts occurring since such Valuation Date, plus any contributions allocated to or to be allocated to such Accounts since that date. Such aggregate value shall be determined as of the Valuation Date preceding the Participant's Distribution Date. The credited amount, distributions, withdrawals and contributions shall then be adjusted, after taking into account the effect of any outstanding loan, pursuant to Section 8.04 as of the end of the month during which the Administrator receives an election concerning payment of benefits from the Participant that is valid pursuant to Section 10.03(e), or as of the end of the month immediately preceding the date benefits otherwise will be distributed pursuant to Article X, whichever is applicable. Such adjusted aggregate value is hereinafter called such Participant's "maximum benefit amount."

        9.03 Benefits at Retirement, Death or Disability. To each Participant whose participation terminates on his Retirement Date, upon his death, or by reason of his Disability, there shall be payable, as a retirement, disability or death benefit, as the case may be, his maximum benefit amount.

        9.04 Benefit at Other Termination; Vesting. To each Participant whose participation terminates from some other cause or in some other manner than is set forth in Section 9.03, there shall be payable, as a vested termination benefit, the lesser of (a) his maximum benefit amount, or (b) an amount equal to
(i) the amount credited to his Employee Pre-Tax Contributions Account, Employer Matching Contributions Account and Rollover Account, plus (ii) the following percentage of his Employer Profit Sharing Contributions Account based upon such Participant's Years of Vesting Service at the date of such termination determined in accordance with the following schedule:

                   Years of Vesting Service        Percent of Account
                   ------------------------        ------------------
                      Less than 5                           0%
                      5 or more                           100%

Notwithstanding the foregoing, a Participant shall be fully vested in all of his Accounts upon attaining age 65.

        Any amount to which the Participant is not entitled hereunder shall be forfeited (subject to reinstatement as elsewhere herein provided) as of the earlier of (i) the last day of the Plan Year during which the former Participant's entire vested Account balance shall be distributed, or (ii) the former Participant shall have incurred five consecutive One-Year Breaks in Service. All amounts forfeited shall be used or applied in the manner provided in Section
4.09. Notwithstanding the foregoing, if a Participant terminates his participation in the Plan under circumstances and at a time when he has no vested interest in any Account, other than any Rollover Account, such Participant shall be deemed to have received a distribution of his Account balances (hereinafter "cash-out distribution") as of the date of his termination of participation and the non-vested portion of his Account shall be forfeited. For purposes of applying the restoration provisions under Section 9.05, the Administrative Committee will treat a Participant who was deemed to receive a cash-out distribution as repaying his cash-out distribution on the first date of his reemployment with the Employer.

        9.05 Repayment Upon Reentry Into Plan. If a former Participant hereunder whose participation terminated under circumstances and at a time when he was entitled to or vested in less than all of his Account balances, and who received distribution of his vested Account balances, shall thereafter again become a Participant hereunder prior to incurring five consecutive One-Year Breaks in Service, he may, as of the last day of any calendar month, within five Years following resumption of his status as a Participant, repay to the Trustee an amount equal to the full amount of the vested Account balances distributed to him in connection with such termination of his participation in the Plan. Upon such repayment's being made, an amount equal to the value of such Participant's Account balances which was forfeited shall be promptly restored. To restore the Participant's Accounts, the Administrative Committee shall allocate to the Participant's Accounts:

               (a) First, the amount, if any, of Participants' forfeitures allocable under Section 5.04; and

               (b) Second, the Employer Matching Contributions for the Plan
        Year.

        To the extent the foregoing amount(s) are insufficient to make the required restoration, the Employer shall contribute, without regard to deductibility, such additional amount as is necessary to make the restoration. If, for a particular Plan Year, the Accounts of more than one Participant must be restored, then the Committee shall make the restoration allocation(s) to each such Participant's Accounts in the same proportion that a Participant's restored amount for the Plan Year bears to the restored amount for the Plan Year of all re-employed Participants. The Committee shall not take into account the allocation(s) under this Section in applying Article XII.

                                    ARTICLE X
                               PAYMENT OF BENEFITS

        10.01 In General. Upon the termination of a Participant's participation hereunder, the Administrative Committee shall notify the Trustee in writing of such fact, of the name and current post office address of each person, if any, entitled to receive payment of any benefit hereunder, and of the kind of benefit, if any, which is payable. If the Administrative Committee shall be unable to locate any person entitled to receive benefits hereunder, following reasonable search and the expiration of 60 days after the close of the Plan Year in which such benefit first becomes payable, the amount of such benefit shall, in the sole discretion of the Administrative Committee, either (i) be segregated and separately held and invested by the Trustee in the name of the person entitled thereto until such person or his Beneficiary in the event of his established death, shall be located; or (ii) be forfeited at such time as such benefit is payable without consent from the Participant, unless such sums shall first escheat to the appropriate state under applicable law.

        10.02 Payments to Minors and Incompetents. In case any minor or other legally incompetent person shall become entitled to receive any benefit hereunder, payment shall be made in such of the following ways as the Administrative Committee shall elect: (a) directly to such minor or other legally incompetent person, (b) to the legal representative of such minor or other legally incompetent person, or (c) to some near relative or person or institution having the actual custody of such minor or other legally incompetent person, to be used for the benefit of the latter.

        10.03 Manner and Time of Payment. All amounts distributable pursuant to
Article X shall be payable in such manner and at such time as the Participant or his Beneficiary, as the case may be, may elect, in accordance with the following:

               (a) Manner of Payment. Benefits shall be payable in a single lump sum in (i) cash to the extent a Participant's Accounts are invested in Investment Funds other than the Stock of the Sponsoring Employer, and
        (ii) at the Participant's election, cash or whole shares of Stock (or a combination thereof) with cash distributed for any fractional shares, to the extent a Participant's Accounts are invested in Stock of the Sponsoring Employer.

               (b) Time of Payment. Subject to the provisions of subsection (g) below, unless the Participant or his Beneficiary, as the case may be, shall have elected (or be deemed to have elected) an earlier Distribution Date, as provided in subsection (c) below, the Distribution Date shall be such time as, or within 60 days (or such later date as may be described or provided for in Section 10.05) after the end of the Plan Year in which the latest of the following events occur: (i) the Participant attains his Retirement Date, or (ii) the date the Participant attains age 65 following termination of employment (or would have attained age 65 in the event of prior death).

               (c) Early Commencement Date. If the Participant or his Beneficiary, as the case may be, shall so elect, and subject to subsection (e) below, his Distribution Date shall be any reasonably practicable date following such Participant's termination of employment due to death, Disability, separation from service, or the attainment of his

        Retirement Date; provided that the Administrative Committee, in its discretion, may delay any such distribution for a period of up to 60 days (or such longer period as provided in Section 10.05) following the Participant's distribution election. Further, the portion of a Participant's Accounts which is invested in Non-Stock Assets may be distributed at a different time and date than the portion of such Accounts invested in Stock. A non-spouse Beneficiary shall automatically be deemed to have elected an early Distribution Date pursuant to this Section.

               (d) Notice. No more than 90 days and no less than 30 days prior to a Participant's Distribution Date, the Participant shall be provided with a written explanation of (i) each form of payment available under the Plan and (ii) any right of the Participant to defer commencement of the payment of his benefits until the time provided in subsection (b) above.

               (e) Method of Election. An election hereunder concerning the form and/or time of benefit payment shall not be valid unless it is made in writing on a form acceptable to the Administrative Committee, and is received by the Administrative Committee not more than 90 days and not less than 30 days before the Distribution Date. Notwithstanding the foregoing, benefit payments pursuant to an election under this Section may commence less than 30 days after the Participant or Beneficiary received the written explanation under this Section, provided that such Participant or Beneficiary, as the case may be, affirmatively elects in writing acceptable to the Administrative Committee to receive benefit payments before the 30-day period has expired.

               (f) Small Benefits. Notwithstanding the other provisions of this
        Section 10.03, if the amount of any benefit payable or distributable hereunder is no more than $5,000 (or such other applicable dollar amount set forth in Code Section 411(a)(11)), then such benefit shall be payable in a single lump sum and the Distribution Date shall be as soon as practical but not later than the date which is 60 days following the end of the Plan year in which termination of employment occurs (or such later date as may be described or provided for in Section 10.05); provided such date would be earlier than the Distribution Date provided in subsection (b) above. Effective January 1, 2002, a Participant's Rollover Contributions and earnings allocable thereto shall be ignored for purposes of applying the involuntary cash-out provisions under this Section.

               (g) Required Distributions. Notwithstanding any provision in this Article to the contrary, a Participant's interest under the Plan shall be paid or commence by the required beginning date (as defined herein) in accordance with the requirements of Code Section 401(a)(9) and the regulations prescribed by the Secretary of the Treasury, including the regulations describing the minimum distribution incidental benefit requirements. The "required beginning date" is April 1 of the calendar year following the year in which the Participant attains age 70 1/2; or if later, the year in which the Participant separates from service (provided that such Participant is not a 5% owner within the meaning of Code Section 416(i)). If a Participant dies before payments commence, the Participant's interest must be paid to his designated Beneficiary within five (5) years of his death (or, if the Beneficiary is the Participant's spouse, commencing not later than the end of the calendar year following the calendar year in which the Participant would have attained age 70 1/2).

               With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of section 401(a)(9) of the Code in accordance with the regulations under section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of the final regulations under section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.

        10.04 No Right to Compel. No Participant hereunder shall have the right to compel the Trustee to make any payment to him out of the Trust Fund, except as provided in this Article X.

        10.05 Time for Payment if Benefits Not Determinable or Payment Not Practicable. In case any benefit provided hereunder shall become payable under the other provisions of this Article before the amount thereof or the person or persons entitled thereto can be fully determined, then notwithstanding such other provisions of this Article to the contrary, such benefit shall be payable within 90 days after such amount or such person or persons can be fully determined.

        10.06  Direct Rollover.

               Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

               Definitions.

                      (i) Eligible rollover distribution: An eligible rollover
               distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under
               Section 401(a)(9) of the Code; for periods prior to January 1, 2002, the portion of any distributions that is not includible in gross income (determined without regard to the exclusion of net unrealized appreciation with respect to employer securities); and any hardship distribution. In the case of any distribution after December 31, 2001 that consists of after-tax employee contributions which are not includible in gross income, such portion may be transferred only to an individual retirement account or annuity described in Sections 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Sections 401(a) or 403(a) of the Code that agrees to separately account for amounts transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

                      (ii) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in
               Section 408(b) of the Code, an annuity plan described in Section 403(a) or 403(b) of the Code, an eligible deferred compensation plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan, or a qualified trust described in
               Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. In the case of an eligible rollover distribution to the surviving spouse for periods prior to January 1, 2002, an eligible retirement plan is limited to an individual retirement account or individual retirement annuity.

                      (iii) Distributee: A distributee includes an employee or
               former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                      (iv) Direct rollover: A direct rollover is a payment by
               the Plan to the eligible retirement plan specified by the distributee.

                                   ARTICLE XI
                              TOP-HEAVY PROVISIONS

        11.01 Application. For purposes of this Article, the Plan will be determined to be "top heavy" for a Plan Year if, as of the determination date, any of the following conditions exist:

               (i) If the top heavy ratio (as described in Section 11.02) for this Plan exceeds 60% and this Plan is not part of a required aggregation group or permissive aggregation group,

               (ii) If this Plan is a part of a required aggregation group but not part of a permissive aggregation group and the top heavy ratio for the group of plans exceeds 60%, or

               (iii) If this Plan is a part of a required aggregation group and part of a permissive aggregation group and the top heavy ratio for the permissive aggregation group exceeds 60%.

        "Compensation" for purposes of this Article shall have the same meaning as Limitation Compensation set forth in Section 12.02.

        The "determination date" with respect to any Plan Year shall be the last day of the immediately preceding Plan Year; provided that, the determination date for the first Plan Year shall be the last day of such Plan Year.

        11.02 Top Heavy Ratios.

               (a) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plans) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the determination date has or has had accrued benefits, the top heavy ratio for this Plan alone or for the required aggregation group or permissive aggregation group as appropriate is a fraction. The numerator of such fraction is the sum of the account balances for all key employees as of the determination date (including any part of any account balance distributed in the 5-year period ending on the determination date). The denominator of such fraction is the sum of all account balances (including any part of any account balance distributed in the 5-year period ending on the determination date). Both the numerator and the denominator shall be increased to reflect any contribution not actually made as of the determination date, but which is required to be taken into account under Section 416 of the Code. Furthermore, both the numerator and denominator shall be computed in accordance with Section 416 of the Code and the regulations thereunder.

               (b) If the Employer maintains one or more defined contributions plans (including any simplified employee pension plans) and the Employer has maintained one or more defined benefit plans which during the 5-year period ending on the determination date has or has had accrued benefits, the top heavy ratio for this Plan alone or for the required aggregation group or permissive aggregation group as appropriate is a fraction. The numerator of such fraction is the sum of the account balances under the aggregated defined contribution plans for all key employees, determined in accordance with (a) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all key employees as of the determination date. The denominator of such fraction is the sum of the account balances under the aggregated defined contribution plan or plans for all participants, determined in accordance with (a) above, and the present value of accrued benefits under the defined benefit plan or plans for all participants as of the determination date. The accrued benefits under a defined contribution plan in both the numerator and denominator of the top heavy ratio are increased for any distribution of an accrued benefit made in the five-year period ending on the determination date. Furthermore, both the numerator and denominator shall be computed in accordance with Section 416 of the Code and the regulations thereunder.

               (c) For purposes of (a) and (b) above the value of account balances or the present value of accrued benefits will be determined as of the determination date, except as otherwise provided in Section 416 of the Code. The account balances and accrued benefits of a Participant who is not a key employee but who was a key employee in a prior Plan Year or who has not been credited with at least one hour of service with the Employer at any time during the 5-year period ending on the determination date will be disregarded.

               (d) Notwithstanding the foregoing, for Plan Years commencing on and after July 1, 2002, the top heavy ratios described above shall be determined as of any determination date by taking into account any distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the one-year period ending on such determination date; except that in the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting a "five-year period" for the "one-year period." The accrued benefits and Accounts of any individual who has not performed services for the Employer during the one-year period ending on the determination date shall not be taken into account.

        11.03 Special Minimum Benefit. If the Plan is determined to be top heavy for a Plan Year, the Employer contribution (excluding Employee Pre-Tax Contributions) on behalf of the account of each Participant who was not a key employee shall in no case be less than the lesser of: (i) three percent of such Participant's compensation for such Plan Year, or (ii) the highest percentage of compensation allocated to the account of a key employee for that year.

        For purposes of the foregoing, Employee Pre-Tax Contributions on behalf of key employees are taken into account in determining the minimum benefit under this Section. However, Employee Pre-Tax Contributions on behalf of Participants who are not key employees are not treated as Employer contributions for purposes of determining minimum benefits.

        Notwithstanding anything in the Plan to the contrary, each Participant entitled to an Employer contribution under this Section shall be allocated such contribution regardless of whether the Participant completes a Year of Service for Vesting.

        The Employer will contribute the minimum benefit described in this Section, if required, to this Plan.

        Effective for Plan Years commencing on and after July 1, 2002, Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to matching contributions under this Plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of
Section 401(m) of the Code.

        11.04 Key Employee Defined. "Key employee" means:

               (a) For Plan Years ending on or before June 30, 2002, an Employee, former Employee or Employee's Beneficiary who, at any time during the Plan Year or any of the four preceding Plan Years, is:

                      (i) An officer of the Employer or an Affiliate having an
               annual compensation greater than 50% of the amount in effect under Section 415(b)(1)(A) of the Code for any such Plan Year;

                      (ii) One of the ten Employees having annual compensation
               from the Employer of more than the limitation in effect under
               Section 415(c)(1)(A) of the Code and owning (or considered as owning within the meaning of Section 318 of the Code) the largest interests in the Employer;

                      (iii) A five percent owner of the Employer or an
               Affiliate; or

                      (iv) A one percent owner of the Employer or an Affiliate
               having an annual Compensation from the Employer of more than One Hundred Fifty Thousand Dollars ($150,000), as such amount may be adjusted from time to time.

               (b) For Plan Years commencing on and after July 1, 2002, any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the determination date was an officer of the Employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a five-percent owner of the Employer, or a one-percent of the Employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with
        Section 416(i)(1) of the Code and the applicable regulations and general guidance of general applicability issued thereunder.

        11.05 Aggregation Group of Plans.

               (a) A "required aggregation group" includes (i) each qualified plan of the Employer in which at least one key employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and (ii) any other qualified plan of the Employer which enables a plan described in (a) to meet the requirements of Sections 401(a)(4) and 410 of the Code.

               (b) A "permissive aggregation group" consists of a required aggregation group plus any other qualified plan(s) of the Employer that the Employer in its discretion elects to treat as part of the permissive aggregation group, if such group continues to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

        11.06 Subsequent Amendment. In the event that it should be determined by statute or ruling by the Internal Revenue Service that the provisions of this Article are no longer necessary to qualify the Plan under the Internal Revenue Code, this Article shall be ineffective without amendment to the Plan.

        11.07 Top Heavy Vesting Schedule. If the Plan is determined to be top heavy for a Plan Year, the amount credited to the Account of a Participant shall be subject to the following vesting schedule:

                   Years of Vesting Service        Percent of Account
                   ------------------------        ------------------
                      Less than 2                            0%
                      3                                     20%
                      4                                     40%
                      5                                     60%
                      6 or more                            100%

                                   ARTICLE XII
                    LIMITATIONS ON BENEFITS AND CONTRIBUTIONS

        12.01 In General. The Annual Addition (as defined in Section 12.02 herein) to a Participant's Account under this Plan, and under any other qualified defined contribution plan maintained by the Employer, for any one Plan Year shall in no event exceed the Maximum Annual Additions for such Plan Year, and if the Annual Addition would otherwise exceed the Maximum Annual Additions, the Annual Addition to a Participant's Account in this Plan shall be frozen at a level so that the Annual Addition does not exceed the Maximum Annual Additions. In such a case, the Employer shall reduce the amount of such Annual Addition in this Plan as provided below in Section 12.03.

        12.02 Maximum Annual Additions. Notwithstanding any provisions herein to the contrary, the total Annual Addition to any Participant's Account for any Plan Year shall not exceed the lesser of (a) the dollar limit under Code Section 415(c)(1)(A), as adjusted pursuant to that Section, or (b) 25% (or 100% for Plan Years commencing on and after July 1, 2002) of the Participant's Limitation Compensation received from the Employer during the Limitation Year.

        For purposes of this Article, a Participant's "Limitation Compensation" shall mean his earned income, wages, salaries, fees for professional services, commissions paid to salesmen, compensation based on a percentage of profits, bonuses, fringe benefits, reimbursements or other expense allowances under a nonaccountable plan (as described in Treas. Reg. Section 1.62-2(c)) and other amounts received for personal services actually rendered in the course of employment with the Employer and excluding the following:

               (a) Any distributions from a plan of deferred compensation whether or not includible in the gross income of the Participant when distributed;

               (b) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock or property held by an Employee becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

               (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

               (d) Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee).

        For purposes of this Article, the term "Annual Addition" shall mean the total additions to the Participant's Account in the Plan Year attributable to:

               (a) Employer contributions made during the Plan Year under
        Article IV;

               (b) Forfeitures reallocated as of the close of the Plan Year pursuant to Sections 4.09 and 9.04;

               (c) Any employee contributions under any other qualified defined contribution plan maintained by the Employer; and

               (d) Any contributions attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)) under a welfare benefit fund (as defined in Code Section 419(e)) maintained by the Employer, but only for purposes of the $30,000 limitation on contributions pursuant to this Section 12.02.

        For purposes of this Article, the term "Limitation Year" shall mean the Plan Year.

        12.03 Corrective Adjustments. If, as a result of the allocation of forfeitures, a reasonable error in estimating a Participant's Annual Compensation, a reasonable error in determining the amount of elective deferrals (within the meaning of Code Section 402(g)(3)) that may be made with respect to any Participant under the limits of Code Section 415, or under other limited facts and circumstances that the Internal Revenue Service finds justify the availability of the corrective mechanisms set forth in this Section, there is an "Excess Amount" with respect to a Participant for a Limitation Year, the Committee will dispose of such Excess Amount as follows:

               (a) The Participant's elective deferrals (within the meaning of Code Section 402(g)(3)) shall be distributed to the Participant to the extent that such distribution would reduce the Excess Amount in the Participant's Accounts.

               (b) The Participant's Annual Addition shall be reduced by the lesser of

                      (i) the amount required to insure compliance with Section
               12.02; or

                      (ii) all the Employer's contributions allocated to the
               Participant pursuant to Sections 5.03 and 5.04 for the Plan Year in question.

               (c) If a further corrective adjustment is necessary, the Participant's Annual Addition shall be reduced by the amount of any forfeitures allocated to the Account of the Participant during the Plan Year in question to the extent required to insure compliance with
        Section 12.02.

        Any Excess Amount so withheld or deducted from a Participant's Account pursuant to subparagraph (b) or (c) above shall be used to reduce Employer contributions for the next Limitation Year (and succeeding Limitation Years, as necessary) for the Participant if the Participant is covered by the Plan as of the end of the Limitation Year. If the Participant is not covered by the Plan as of the end of the Limitation Year, then such Excess Amount shall be held unallocated in a suspense account for the Limitation Year and used to reduce Employer contributions for the next Limitation Year (and succeeding Limitation Years, as necessary) to all of the remaining Participants in the Plan.

        For purposes of this Section, "Excess Amount" means the excess of the Participant's Annual Additions for the Limitation Year over the maximum Annual Addition determined pursuant to Section 12.02 herein.

                                  ARTICLE XIII
            INALIENABILITY OF BENEFITS -- DESIGNATION OF BENEFICIARY

        13.01 Inalienability. The interest of a Participant in the Trust, and the right of any person to receive any payment of any benefit provided hereunder from the Trustee, shall not be subject to assignment or alienation or in any manner transferable or encumberable, either by voluntary or involuntary act of such Participant or other person, nor subject to attachment, execution, garnishment, sequestration or seizure under any legal, equitable or other process. Each Participant shall, however, have the revocable right to designate a beneficiary or beneficiaries to receive any death benefit payable hereunder, in the manner set forth in the following Section.

        13.02 Designation of Beneficiary. At any time, and from time to time, each Participant or former Participant shall have the right to designate a Beneficiary or Beneficiaries to receive any death benefit payable hereunder, subject to the restrictions contained in the definition of "Beneficiary," and to amend or revoke the same, provided that in order to be effective each such designation of a Beneficiary or Beneficiaries and any such amendment or revocation thereof shall be made in writing on forms provided by the Employer and filed by such Participant or former Participant with the Employer.

        13.03 Qualified Domestic Relations Order. Notwithstanding any provision herein to the contrary, the Administrative Committee may direct the Trustee to comply with a "qualified domestic relations order" as defined in Code Section 414(p). A qualified domestic relations order may specify that distribution be made as soon as is reasonably practicable following a determination by the Administrative Committee that the order is a qualified domestic relations order and if the order so specifies, the Committee shall direct that distribution be made at such time. The Committee shall develop reasonable procedures to determine the qualified status of domestic relations order and to administer distributions under such qualified orders.

                                   ARTICLE XIV
                   ADMINISTRATION AND FIDUCIARY RESPONSIBILITY

        14.01 Committee Members. The Administrative Committee shall be composed of three persons, all of whom shall be appointed by the Board of Directors of the Sponsoring Employer. Any member of the Committee may also be a member of the board of directors or an officer of any Employer. Each member of the Administrative Committee shall serve until his successor is appointed.

        14.02 Administrative Responsibility. The responsibility for all aspects of the administration of the Plan shall be that of the Administrative Committee.

        14.03 Fees and Expenses. The proper expenses of the Administrative Committee including the compensation of its agents (including, but not limited to, the fees and expenses of attorneys, independent auditors, the Trustee and any Investment Manager selected by the Committee), shall be paid, directly or indirectly, from the Trust Fund, except to the extent that such expenses are paid by the Employer without claim for reimbursement from the Trust Fund.

        14.04 Records and Reports. The Administrative Committee shall exercise such authority and responsibility as it deems appropriate in order to comply with the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") and governmental regulations issued thereunder relating to records of Participant's service, Account balances and the nonforfeitability percentage of such Account balances which are under the Plan, notifications to Participants, annual registration with the Internal Revenue Service, and annual reports to the Department of Labor and such state and local agency reports as are required.

        14.05 Additional Powers and Duties of the Administrative Committee. The Administrative Committee shall have such duties and powers as may be necessary to discharge its duties hereunder including, but not by way of limitation, the following:

               (a) To construe and interpret the Plan, decide all questions of eligibility for participation, allocation of contributions or other amounts, the identity of the persons who are entitled to receive benefits, the kind and amount of benefits payable to persons entitled to receive benefits and vesting;

               (b) To prescribe procedures to be followed by a Participant(s) or Beneficiary(s) filing applications for benefits;

               (c) To prepare and distribute, in such manner as the Administrative Committee determines to be appropriate, information explaining the Plan;

               (d) To receive from the Employer and from Participants such information as shall be necessary for the proper administration of the Plan;

               (e) To furnish the Employer, upon request, such annual reports with respect to the administration of the Plan as are reasonable and appropriate;

               (f) To receive, review and keep on file (as it deems convenient or proper) reports of the financial condition and of the receipts and disbursements, of the Trust Fund from the Trustee;

               (g) To appoint or employ individuals to assist in the administration of the Plan and any other agents it deems advisable, including accountants, attorneys and other consultants and to pay reasonable fees for their services; and

               (h) To direct the investment and reinvestment of the assets comprising the Trust Fund.

        The Administrative Committee shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan. Further, the Administrative Committee shall have no power to determine or establish the funding policy of the Employer. Such power to set the funding policy of this Plan and Trust rests exclusively with the Board of Directors.

        14.06 Delegation of Responsibilities. The Administrative Committee may, with the consent of the Sponsoring Employer and upon acceptance by the Trustee, delegate in writing all or any part of its responsibilities under this Plan and Trust to the Trustee and in the same manner revoke any such delegation of responsibility. Any action by the Trustee in the exercise of such delegated responsibilities shall have the same force and effect for all purposes as if such action had been taken by the Administrative Committee. The Administrative Committee shall review such delegations of responsibility on an annual basis.

        14.07 Rules and Regulations. The Administrative Committee may adopt such rules as it deems necessary, desirable, or appropriate. All rules and decisions of the Administrative Committee shall be uniformly and consistently applied to all Participants in similar circumstances. When making a determination or calculation, the Administrative Committee shall be entitled to rely upon information furnished by a Participant or Beneficiary, the Employer, the legal counsel of the Employer or the Trustee.

        14.08 Organization and Operation. The Administrative Committee may act at a meeting or in writing without a meeting. The Administrative Committee shall elect one of its members as chairman, appoint a secretary and advise the Trustee of such meetings and forward all necessary communications to the Employer or the Trustee. The Administrative Committee shall appoint one of its members to transmit to the Trustee information concerning the determinations and the other official acts of the Committee in connection with the Plan. The Administrative Committee shall give the Trustee prompt notice of the revocation of such appointment. The Trustee shall have the right to rely upon the last notice received from the Administrative Committee with respect to the identity of the member appointed to communicate with the Trustee. The Administrative Committee may adopt such bylaws and regulations as it deems desirable for the conduct of its affairs. All decisions of the Administrative Committee shall be made by the vote of the majority including actions in writing taken without a meeting. A dissenting member of the Administrative Committee, who, within a reasonable time after he has knowledge of any action or failure to act by the majority and registers his dissent in writing delivered to the other members of the Administrative Committee, the Employer and the Trustee, shall not be responsible for any such action or failure to act.

        14.09 Authorization of Benefit Distributions. The Administrative Committee shall issue directions to the Trustee concerning all benefits which are to be distributed from the Trust Fund pursuant to the provisions of the Plan, and warrant that all such directions are in accordance with this Plan.

        14.10 Application and Forms for Benefits. The Administrative Committee may require a Participant to complete and file with the Administrative Committee an application for a benefit and all other forms approved by the Administrative Committee. The Administrative Committee may rely upon all such information so furnished it, including the Participant's current mailing address.

        14.11 Indemnification. The Employer shall indemnify and hold harmless each member of the Administrative Committee, as well as any other fiduciary who is an employee, stockholder, officer or director of an Employer, from any and all claims, loss, damages, expense (including attorneys' fees and expenses) and liability (including any amounts paid in settlement) arising from any act or omission of such person, except when the same is judicially determined to be due to such person's willful misfeasance, bad faith, gross negligence or reckless disregard of his fiduciary duties. No Plan assets may be used for any such indemnification.

        14.12 Allocation of Responsibility Among Fiduciaries. The fiduciaries shall have only those specified powers, duties, responsibilities, and obligations as are specifically given them under this Plan and the Trust. In general, the Employer shall have the sole responsibility for making the contributions provided for under Article IV. The Board of Directors of the Sponsoring Employer shall have the sole authority to appoint and remove the Trustee, members of the Administrative Committee, and to amend or terminate, in whole or in part, this Plan and Trust. The Administrative Committee shall have the sole responsibility for the administration of this Plan, which responsibility is specifically described in this Article XIV. The Trustee shall have the sole responsibility for the administration of the Trust and the management of the assets held under the Trust, all as specifically provided in the Trust Agreement. The Administrative Committee may appoint, in writing, an investment manager and delegate to him the authority to manage, acquire, invest or dispose of all or any part of the Trust assets. With regard to the assets entrusted to his care, the investment manager shall provide written instruments and directions to the Trustee, who shall, in turn, be entitled to rely upon such written direction. This appointment and delegation shall be evidenced by a signed written agreement, which must be retained with the other Plan documents. Each fiduciary warrants that any directions given, information furnished or action taken by it shall be in accordance with the Plan provisions or the Trust provisions and with applicable federal and state laws, as the case may be, authorizing or providing for such direction, information or action. Furthermore, each fiduciary may rely upon any such direction, information or action of any fiduciary as being proper under this Plan, and is not required under this Plan to inquire into the propriety of any such direction, information or action. It is intended under this Plan that each fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under this Plan and shall not be responsible for an act or failure to act of another fiduciary, except as provided for under

ERISA and its implementing regulations. No fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset value.

        14.13 General Fiduciary Liability. Any person who is a fiduciary with respect to this Plan who breaches any of his responsibilities, obligations or duties shall be liable to make good to the Plan any losses resulting from such breach and to restore to the Plan any profits which have been made through improper use of the Plan assets. Liability under the terms of the Plan for breach of fiduciary duty shall be limited to the period of time during which the fiduciary was actually serving in that capacity with respect to this Plan and Trust.

        If an investment manager has been appointed pursuant to Section 14.12, no Trustee shall be liable for the acts or omissions of such investment manager.

        14.14 Liability Insurance. The Administrative Committee may direct the Trustee to purchase, as an authorized expense of the Plan, liability insurance for the Plan and/or for its fiduciaries to cover liability or losses occurring by reason of the act or omission of a fiduciary, providing such insurance contract permits recourse by an insurer against the fiduciary in the case of breach of fiduciary obligation by such fiduciary.

        Any fiduciary may purchase, from and for his own account, insurance to protect himself in the event of a breach of fiduciary duty. The Employer may also purchase insurance to cover the potential liability of one or more persons who serve in a fiduciary capacity with regard to this Plan.

        14.15 Bonding. To the extent required by Section 412 of ERISA, every fiduciary of the Plan who handles funds or other property or assets of the Plan shall be bonded in accordance with the terms of and in the amount specified in
Section 412 of ERISA and the regulations promulgated pursuant to the authority granted therein.

        14.16 Named Fiduciaries. The fiduciaries described in this Article are "named fiduciaries" under ERISA.

                                   ARTICLE XV
                              AMENDMENT OF THE PLAN

        15.01 In General. The Board of Directors of the Sponsoring Employer may amend this Plan in any manner that it deems expedient or proper at any time and from time to time, provided that no such amendment shall, except as provided in
Article XIX hereof, (a) vest or revest in the Employer, directly or indirectly, any interest in, or ownership or control of, any part of the Trust Fund or of the assets thereof, or (b) make possible the diversion of any part of the Trust Fund to, or the use thereof for any purpose other than the exclusive purpose of providing benefits to Participants hereunder and their Beneficiaries and defraying the reasonable expenses of administering the Plan and Trust, or (c) reduce the amount theretofore allocated to the Accounts of any Participant, or
(d) change the rights, duties or responsibilities of the Trustee without the consent of the Trustee. Notwithstanding the foregoing, if any amendment to the Plan shall change the schedule or provisions hereof relating to the vesting or nonforfeitability of accrued benefits, each Participant who (at the expiration of the 60 day election period provided below) has at least three Years of Vesting Service may irrevocably elect, in the manner and on forms provided by the Administrative Committee within 60 days after the later of the adoption date of the amendment, the effective date of the amendment or the date the Participant is given written notice of the amendment, to continue to have his vested, nonforfeitable rights or benefits computed under the Plan without regard to such amendment.

        15.02 Merger. The Plan and Trust shall not be merged or consolidated with, nor shall any assets or liabilities be transferred to, any other plan, unless each Participant in the Plan would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit which the Participant would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).

        15.03 Limitation on Distributions. Notwithstanding any provision contained in this Plan to the contrary, any amounts held by the Trust which are attributable to contributions made pursuant to Article IV herein may be distributable to any Participant or Beneficiary earlier than:

               (a) the Participant's separation from service, death, or Disability;

               (b) an event described in Code Section 401(k)(10);

               (c) the Participant's attainment of age 59-1/2; or

               (d) upon hardship of the Employee pursuant to Section 6.01 herein.

                                   ARTICLE XVI
                                CLAIMS PROCEDURES

        16.01 Claims for Benefits.

               (a) Any Participant or Beneficiary (the "claimant," which term shall include the duly authorized representative of the claimant) may file a claim requesting benefits under the Plan by submitting to the Claims Representative of the Plan (which term shall mean the secretary of the Administrative Committee or such other person as the Sponsoring Employer may designate for such purpose) a written statement setting out the general nature of the claim.

               (b) If a duly submitted claim is wholly or partly denied by the Claims Representative, notice of the denial shall be furnished to the claimant within 90 days (or 45 days in the case of a disability claim after December 31, 2001) after receipt of the claim by the Claims Representative, unless special circumstances require an extension of time for processing the claim, in which case the claim shall be processed as soon as feasible, but in no event later than 90 days (or 30 days in the case of a disability claim after December 31, 2001) from the end of such initial period. Such notice shall be given as provided in subparagraph (c) hereunder.

               (c) The Claims Representative shall provide to every claimant whose duly submitted claim for benefits is denied, written notice setting forth the following in a manner calculated to be understood by the claimant:

                      (i) the specific reason or reasons for the denial;

                      (ii) specific reference to pertinent Plan provisions on
               which the denial is based;

                      (iii) a description of any additional material or
               information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

                      (iv) an explanation of the Plan's claim review procedure.

Such written notice shall be sent either by certified mail, return receipt requested, to the claimant's last known address, or provided to such claimant in such manner as the Administrative Committee may determine. If an adverse decision involves a disability claim after December 31, 2001, the notice of the decision shall also inform the claimant that if a Plan guideline was relied on in making the adverse decision, a copy of the guideline will be provided to the claimant, without charge, upon request.

        16.02 Appeals of Denied Claims.

               (a) The Claims Review Committee, which shall consist of the members of the Administrative Committee (other than the Claims Representative) or such other persons as the Sponsoring Employer may from time to time designate, shall review and make decisions on appeals of denied claims. All decisions of the Claims Review Committee shall be by majority vote.

               (b) Within 60 days (or 180 days in the case of a disability claim after December 31, 2001) after denial of a claim as herein provided, the claimant may request review of the denied claim by submitting a written request therefor to the Claims Review Committee.

               (c) After the request for a review of the claim denial has been submitted, and before issuance of the decision on review, the claimant may upon reasonable advance written notice review pertinent Plan documents during regular business hours at the Sponsoring Employer's place of business; provided, however, that such Plan documents shall not be considered to include any documents such as correspondence or memoranda between any agents or employees of the Employer and any other persons or government agencies. At the option of the Claims Review Committee the claimant may be given photocopies of pertinent Plan documents in lieu of a review of such documents at the Employer's place of business.

               (d) The claimant may submit issues and comments in writing to the Claims Review Committee.

               (e) Upon request of the claimant, or upon its own motion, the Claims Review Committee may, but shall not be required to, provide the claimant an opportunity for a hearing before the Claims Review Committee.

               (f) Within 60 days (or 45 days in the case of a disability claim after December 31, 2001) after receipt of a request for review, the Claims Review Committee shall render its decision, unless special circumstances (such as the need to hold a hearing) require an extension of time for processing the request for review, in which case a decision shall be rendered as soon as possible, but in no event later than 120 days (or 90 days in the case of a disability claim after December 31, 2001) after receipt of the request for review.

               (g) The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific reference to the pertinent Plan provisions on which the decision is based.

               (h) If the determination involves a claim of disability after December 31, 2001, the following additional rules apply to an appeal. First, the review will be conducted by a Plan fiduciary who did not make the original determination on the claimant's claim and is not the subordinate of that person. Second, the claimant shall be provided the identity of any medical or vocational experts whose advice was obtained in connection with the determination, whether or not the advice was relied on by such Plan fiduciary. Third, any health care professional who is engaged for a consultation on appeal will be a different person from and not subordinate to any health care professional who the Committee consulted for the initial determination.

        16.03 Limitations Period. A Participant or Beneficiary may bring a legal action with respect to a claim only if (a) all procedures described above in this Article have been exhausted, and (b) the action is commenced within ninety
(90) days after a decision on review is furnished.

                                  ARTICLE XVII
             DISCONTINUANCE OF CONTRIBUTIONS -- TERMINATION OF PLAN

        17.01 Intention to Continue. The Sponsoring Employer has established this Plan with the intention and expectation that from Year to Year it will be able to, and will deem it advisable to make substantial and recurring contributions, but the Employer does not guarantee to make or to continue to make such contributions, and neither the Trustee nor the Participants, nor any of them, shall have the right to enforce the payment of any contribution hereunder by the Employer.

        17.02 Termination. The Sponsoring Employer shall have the power to terminate the Plan at any time by appropriate resolutions of its Board of Directors. A certified copy of such resolutions shall be given by the Sponsoring Employer to the Trustee, and the Administrative Committee and the Administrative Committee shall promptly notify all Participants hereunder, in writing, of such termination of the Plan. In addition to termination by resolution of the Board of Directors, the complete discontinuance of contributions shall constitute a termination of the Plan. Each Employer reserves the right to terminate its participation in the Plan at any time. The Trustee shall have no duty to independently determine whether the Plan has been terminated, but shall for all purposes be entitled to assume that the Plan is in full force and effect prior to actual receipt of written notification of termination from the Sponsoring Employer. For purposes hereof references to the termination of the Plan shall include partial termination of the Plan, in which case the other provisions hereof shall relate only to those Participants as to whom the Plan has so terminated.

        17.03 No Further Contributions. No further contribution shall be made hereunder by the Employer after the termination of the Plan.

        17.04 Allocations. If the Employer shall have made any contribution for the Plan Year in which termination of the Plan occurs, or if there shall have been any forfeitures during such Year, and if such contribution and/or forfeitures have not been previously allocated, the Trustee shall, as of the date of termination, following valuation adjustments as of such date and payment or provision for payment of taxes and expenses, allocate such contribution and/or forfeitures among the Employer Matching Contributions Accounts and Employer Profit Sharing Contributions Accounts of those Employees who were Participants on said date, in the manner hereinbefore provided, as if the Plan Year had ended on such termination. The right of each Participant to the amount credited to his Accounts shall thereupon be fully vested and nonforfeitable.

        17.05 Distribution. Promptly after termination of the Plan, the Trustee shall pay and discharge all taxes and expenses properly payable from the Trust Fund and all benefits payable hereunder. The Trustee may in its sole discretion either distribute the remaining assets of the Trust Fund in kind or liquidate them and distribute the net proceeds in cash to the persons who were Participants hereunder on the date when the Plan was terminated in the proportion, as to each such person, which the aggregate value of his Accounts hereunder bears to the total value of all Participant Accounts then outstanding.

                                  ARTICLE XVIII
                         THE TRUST FUND AND THE TRUSTEE

        The Sponsoring Employer has entered into a Trust Agreement with the Trustee, and said Trust Agreement and the Trust created thereunder shall constitute a part of this Plan, and the rights of all persons under this Plan shall, therefore, be subject to the terms of such Trust Agreement.

                                   ARTICLE XIX
                                  QUALIFICATION

        19.01 Qualification. This Plan and Trust may be retroactively amended if the Sponsoring Employer considers such amendment necessary or appropriate in order to obtain the ruling or determination of the Commissioner of Internal Revenue that the Plan and Trust are "qualified" within the meaning of Code
Section 401, as amended, and that the Trust is exempt from tax under the provisions of Code Section 501, or if necessary or appropriate in order to maintain such ruling or determination. Notwithstanding any other provision in this Plan to the contrary, if the Commissioner of Internal Revenue, upon the Employer's request for initial approval of this Plan, determines that the Trust created under this Plan is not a qualified trust exempt from Federal income tax, then (and only then) the Trustee, upon written notice from the Employer, will return the Employer's contributions (and increment attributable to the contributions) to the Employer. The Trustee must make the return of the Employer contribution under this Section 19.01 within one year of the final disposition of the Employer's request for initial approval of the Plan. The Employer's Plan and Trust will terminate upon the Trustee's return of the Employer's contributions.

        19.02 Mistake of Fact or Disallowed Deduction. If an Employer makes a contribution to the Trust Fund due to (a) a mistake of fact, or (b) a mistake in determining the maximum amount deductible, then such Employer shall withdraw from the Trust Fund the amount attributable to such mistaken contribution or disallowed deduction, within one year after the mistaken contribution was made or the deduction denied.

                                   ARTICLE XX
                                  MISCELLANEOUS

        20.01 No Guarantee of Employment. Participation under this Plan shall not give any Employee the right to be retained in the employ of the Employer.

        20.02 Benefits Solely From Trust Fund. All benefits payable under this Plan shall be paid solely out of the Trust Fund, and the Employer assumes no liability or responsibility therefor.

        20.03 Headings. The headings of Articles and Sections are inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

        20.04 Non-Gender Clause. In the construction of this Plan the masculine shall include the feminine, the neuter shall include either or both the masculine and the feminine, and the singular shall include the plural in all cases where such meanings would be appropriate.

        20.05 Location of Plan Documents. The Employer shall keep copies of this Plan and of the Trust Agreement available at its principal office for the inspection of Participants, Employees and other persons who may in any manner be concerned therewith.

        20.06 USERRA. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u). Loan repayments will be suspended under this Plan as permitted under Code Section 414(u)(4).

                                   ARTICLE XXI
                                STOCK PROVISIONS

        21.01 Investment in Employer Securities. This Plan and the Trust may acquire and hold Stock.

        21.02 Distribution of Stock. Any distribution which the Participant elects to receive in the form of stock shall be paid in whole shares of Stock, with cash distributed for any fractional shares distributable from the Account (the amount of cash so distributed shall be based on the fair market value of the Stock determined as of a date determined by the Administrative Committee, which date shall not precede the most recent Valuation Date). For purposes of the foregoing, so long as the Stock is actively traded on the New York Stock Exchange ("NYSE") or any other established securities market, the fair market value of the Stock shall be the most recent closing price quoted on the NYSE or other market exchange on the day preceding the date of the transaction.

        21.03 Voting and Tendering Stock. Each Participant shall have all voting, tender and similar rights with respect to the Stock allocated to his Account and shall direct the Trustee as to the manner in which to vote, tender or otherwise act with respect to such Stock, irrespective of whether the Participant is fully vested in such Accounts. Each Participant shall be provided with such information as is distributed to stockholders of the Employer in connection with any such voting, tender, and similar rights, and any additional information the Trustee deems appropriate in order for each Participant to give instructions. A reasonable deadline for return of such material may be specified.

        The Administrator shall adopt procedures which are designed to safeguard the confidentiality of all information relating to the purchase, holding and sale of securities, and the exercise of voting, tender and similar rights with respect to such Stock by Participants and Beneficiaries, except to the extent necessary to comply with federal laws and state laws not pre-empted by ERISA. Notwithstanding the foregoing, the Administrator shall appoint an independent fiduciary to carry out the activities and duties relating to any situations in which the Administrator determines involves a potential for undue Employer influence upon Participants and Beneficiaries with regard to the direct or indirect exercise of any stockholder rights with respect to Stock. For purposes of this Section, the independent fiduciary shall not be affiliated with any Employer of the Plan.

        Shares of Stock allocated to Participant Accounts shall be voted, tendered or otherwise acted upon by the Trustee as instructed by the Participant or Beneficiaries (hereinafter "directed Stock"). Fractional shares will be aggregated to the extent possible to reflect the instructions of the Participant or Beneficiaries. The failure of any Participant or Beneficiary to timely instruct the Trustee pursuant to this Section shall be treated as an instruction that the Stock allocated to such Participant's Accounts, other than his Employer Matching Contributions Account, shall not be voted. If a Participant or Beneficiary fails to timely instruct the Trustee with respect to the Stock allocated to his Employer Matching Contributions Account, the Trustee shall vote such non-directed Stock in the same proportion as the directed Stock of the other Participants or Beneficiaries; except that in the case of a proxy contest or tender offer, the Administrative Committee, or an investment manager appointed by the Administrative Committee, shall direct the Trustee with respect to any such non-directed Stock. For purposes of the foregoing, "proxy contest" means any solicitation (as defined in Rule 14a-1 under the Securities Exchange Act of 1934) by a person or group of persons for the purpose of opposing a solicitation by a majority of the Board of Directors of the Company.

        For purposes of receiving, tabulating and transmitting instructions, the Trustee will establish a procedure to ensure that instructions received from individual Participant's and Beneficiaries regarding voting, tender and similar rights are held in confidence and are not divulged, released or otherwise utilized in a manner that, in the Trustee's reasonable judgment might influence Participant's or Beneficiary's free exercise of the rights set forth in this Section.

        21.04 Stock Contributions. For periods prior to the closing of the Agreement and Plan of Merger Between OSI Acquisition, Inc. and O'Sullivan Industries Holdings, Inc. dated as of May 17, 1999, the Employer, in its discretion, may make its contributions in cash and/or shares of Stock. On and after said date, Employer contributions shall be made exclusively in cash.



                                     * * * *

        IN WITNESS WHEREOF, the Sponsoring Employer has caused this document to be executed this 18th day of June, 2002, but generally effective as of July 1, 1997.

                                       O'SULLIVAN INDUSTRIES HOLDINGS, INC.
                                       "Sponsoring Employer"

                                       By: /s/ Richard D. Davidson
                                           -------------------------------------
                                           Richard D. Davidson, President and
                                           Chief Executive Officer




ATTEST:

     /s/ Rowland H. Geddie, III
----------------------------------------
Rowland H. Geddie, III, Vice President,
General Counsel and Secretary